                                                                       EXHIBIT K

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                  ---------------------------------------------

                             U-C HOLDINGS,  L.L.C.

                     A  Delaware Limited Liability Company


                  ---------------------------------------------


                          FOURTH AMENDED AND RESTATED

                      LIMITED LIABILITY COMPANY AGREEMENT


                          Dated as of August 31, 1999



THE MEMBERSHIP INTERESTS REPRESENTED BY THIS LIMITED LIABILITY COMPANY AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS. SUCH INTERESTS MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF AT ANY TIME WITHOUT EFFECTIVE REGISTRATION UNDER SUCH ACT AND LAWS OR EXEMPTION THEREFROM, AND COMPLIANCE WITH THE OTHER RESTRICTIONS ON TRANSFERABILITY SET FORTH HEREIN.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                                                                       Page

ARTICLE I DEFINITIONS...................................................  1
          -----------
1.1  Certain Definitions...............................................   1
     -------------------
1.2  Other Definitions.................................................   7
     -----------------
1.3  Construction......................................................   7
     ------------

ARTICLE II ORGANIZATION................................................   7
           ------------
2.1  Formation.........................................................   7
     ---------
2.2  Name..............................................................   8
     ----
2.3  Registered Office; Registered Agent; Principal Office; Other         8
     Offices...........................................................
     -------
2.4  Purposes..........................................................   8
     --------
2.5  Term..............................................................   8
     ----
2.6  No State-Law Partnership..........................................   8
     ------------------------

ARTICLE III MEMBERSHIP; MEMBER UNITS...................................   9
            ------------------------
3.1  Members...........................................................   9
     -------
3.2  Liability of Members..............................................   9
     --------------------
3.3  No Authority to Bind Company......................................   9
     ----------------------------
3.4  Member Units......................................................   9
     ------------
3.5  Issuance of Additional Units and Interests; Admission of New        10
     Members; Additional Capital Contributions.........................
     -----------------------------------------
3.6  Representations, Warranties and Agreements of the Members.........  11
     ---------------------------------------------------------
3.7  Capital Contributions.............................................  12
     ---------------------
3.8  Defaulting Members................................................  13
     ------------------
3.9  Repurchased Units.................................................  13
     -----------------

ARTICLE IV CAPITAL ACCOUNTS............................................  13
           ----------------
4.1  Establishment and Determination of Capital Accounts...............  13
     ---------------------------------------------------
4.2  Computation of Amounts............................................  14
     ----------------------
4.3  Interest; Withdrawal..............................................  14
     --------------------

ARTICLE V DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES.............  14
          ------------------------------------------------

5.1  Generally.........................................................  14
     ---------
5.2  Distributions: Round One Investment...............................  14
     -----------------------------------
5.3  Distributions: Round Two Investment...............................  16
     -----------------------------------
5.4  Management Unit Holdback..........................................  17
     ------------------------
5.5  Allocation of Profits and Losses..................................  18
     --------------------------------
5.6  Capital Contributions.............................................  18
     ---------------------
5.7  Tax Allocations; Code Section 704(c)..............................  19
     ------------------------------------

ARTICLE VI MANAGEMENT OF THE COMPANY..................................   20
           -------------------------
6.1  Managing Member...................................................  20
     ---------------
6.2  Delegation by Managing Member.....................................  20
     -----------------------------
6.3  Resignation; Vacancy; Removal.....................................  20
     -----------------------------
6.4  Compensation......................................................  21
     ------------
6.5  Board Membership of Subsidiaries..................................  21
     --------------------------------

ARTICLE VII MEMBERS....................................................  21
            -------
7.1  Membership Status; Resignation....................................  21
     ------------------------------
7.2  No Participation in Management....................................  22
     ------------------------------
7.3  Voting Rights Generally; Voting of Units..........................  22
     ----------------------------------------
7.4  Conflicts of Interest.............................................  22
     ---------------------
7.5  Outside Activities................................................  22
     ------------------
7.6  Confidentiality...................................................  22
     ---------------

ARTICLE VIII EXCULPATION AND INDEMNIFICATION...........................  23
             -------------------------------
8.1  Exculpation.......................................................  23
     -----------
8.2  Right to Indemnification..........................................  23
     ------------------------
8.3  Advance Payment...................................................  24
     ---------------
8.4  Indemnification of Employees and Agents...........................  24
     ---------------------------------------
8.5  Appearance as a Witness...........................................  24
     -----------------------
8.6  Nonexclusivity of Rights..........................................  24
     ------------------------
8.7  Savings Clause....................................................  24
     --------------

ARTICLE IX TAXES.......................................................  24
           -----
9.1  Tax Returns.......................................................  24
     -----------
9.2  Tax Matters Partner...............................................  25
     -------------------

ARTICLE X BOOKS, REPORTS...............................................  25
          --------------
10.1 Maintenance of Books..............................................  25
     --------------------
10.2 Member Tax Information............................................  25
     ----------------------

ARTICLE XI TRANSFERS...................................................  25
           ---------
11.1 Assignment by Members.............................................  25
     ---------------------
11.2 Void Transfers....................................................  25
     --------------
11.3 Substituted Member................................................  26
     ------------------
11.4 Effect of Assignment..............................................  26
     --------------------
11.5 Permitted Transfers...............................................  27
     -------------------
11.6 Deliveries for Transfer...........................................  27
     -----------------------
11.7 Prospective Transferees...........................................  27
     -----------------------
11.8 Legend............................................................  27
     ------
11.9 Effective Date....................................................  27
     --------------

ARTICLE XII DISSOLUTION, LIQUIDATION AND TERMINATION...................  28
            ----------------------------------------
12.1 Dissolution.......................................................  28
     -----------
12.2 Liquidation and Termination.......................................  28
     ---------------------------
12.3 Management Holder Give Back.......................................  29
     ---------------------------
12.4 Deficit Capital Accounts..........................................  30
     ------------------------
12.5 Cancellation of Certificate.......................................  30
     ---------------------------

ARTICLE XIII GENERAL PROVISIONS.........................................  31
             ------------------
13.1  Notices...........................................................  31
      -------
13.2  Entire Agreement..................................................  31
      ----------------
13.3  Effect of Waiver or Consent.......................................  31
      ---------------------------
13.4  Amendment, Modification or Waiver.................................  31
      ---------------------------------
13.5  Binding Effect....................................................  32
      --------------
13.6  Governing Law; Severability.......................................  32
      ---------------------------
13.7  Further Assurances................................................  32
      ------------------
13.8  Waiver of Certain Rights..........................................  32
      ------------------------
13.9  Indemnification and Reimbursement for Payments on Behalf of a
      Member............................................................  32
      ------
13.10 Notice to Members of Provisions...................................  33
      -------------------------------
13.11 Counterparts......................................................  33
      ------------
13.12 Consent to Jurisdiction...........................................  33
      -----------------------
13.13 Headings..........................................................  33
      --------
13.14 Remedies..........................................................  33
      --------

                          FOURTH AMENDED AND RESTATED
                      LIMITED LIABILITY COMPANY AGREEMENT
                            OF U-C HOLDINGS, L.L.C.
                     A Delaware Limited Liability Company


          THIS FOURTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF U-C HOLDINGS, L.L.C. (this "Agreement"), dated as of August 31, 1999, for
                               ---------
good and valuable consideration, is adopted by, executed and agreed to by Willis Stein & Partners, L.P., a Delaware limited partnership ("WSPI"), Willis Stein &
                                                         ----
Partners II, L.P., a Delaware limited partnership ("WSPII"), Willis Stein &
                                                    -----
Partners Dutch, L.P., a Delaware limited partnership ("Dutch") and the other
                                                       -----
Persons listed on Schedule A hereto.  This Agreement was originally executed on
                  ----------
April 25, 1997 and was amended and restated on May 15, 1997 (which such restated agreement was amended, but not restated, from time to time thereafter) and was further amended and restated in its entirety on July 23, 1999 and is now further amended and restated in its entirety as of the date hereof.


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          1.1  Certain Definitions.   As used in this Agreement, the following
               -------------------
terms have the following meanings:

          "Act" means the Delaware Limited Liability Company Act, Title 6,
           ---
Sections 18-106 to 18-1107 and any successor statute, as amended from time to time.

          "Adjusted Capital Account Deficit" shall mean, with respect to any
           --------------------------------
Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year or other period, after giving effect to the following adjustments:

          (i) Crediting to such Capital Account any amounts which such Member is obligated to restore to the Company pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (ii) Debiting to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and
1.704-1(b)(2)(ii)(d)(6). This definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          "Affiliate" means, with respect to a Person, another Person that
           ---------
directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person, where "control"
                                                                    -------
means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

          "Applicable Class A Percentage" means, on any date of determination,
           -----------------------------
the lesser of (i) 20% or (ii) 20% of the quotient obtained by dividing (A) the number of outstanding Class A Management Units on such date by (B) 2,000.

          "Applicable Class B Percentage" means, on any date of determination,
           -----------------------------
the lesser of (i) 5% or (ii) 5% multiplied by the quotient obtained by dividing
(A) the number of outstanding Class B Management Units on such date by (B) 500.

          "Book Value" means, with respect to any Company property, the
           ----------
Company's adjusted basis for federal income tax purposes, adjusted from time to time to reflect the adjustments required or permitted by Treasury Regulation Sections 1.704-l(b)(2)(iv)(d)-(g).

          "Business Day" means any day other than a Saturday, a Sunday or a
           ------------
holiday on which national banking associations in the State of Illinois are closed.

          "Capital Contribution" means the aggregate contributions made by a
           --------------------
Member to the capital of the Company. The aggregate Capital Contributions as of the date hereof of each Member is shown opposite such Member's name on Schedule
                                                                       --------
A, as the same may be amended from time to time.
-

          "Cash Inflows" means, with respect to the Investors, all payments or
           ------------
distributions of cash received by such Investors directly from the Company with respect to the Investor Units issued to the Investors pursuant to this Agreement (including, without limitation, distributions made to the Investors pursuant to
Section 5.4).
-----------

          "Cash Outflows" means, with respect to the Investors, all Capital
           -------------
Contributions made by such Investors with respect to Investor Units issued to the Investors pursuant to this Agreement (including, without limitation, contributions made by the Investors pursuant to Section (5.4).
                                                -------------

          "Class A Investor Units" means (i) any Class A Investor Units
           ----------------------
originally issued to the Investors pursuant to this Agreement and designated as Class A Investor Units on Schedule A, (ii) any Class A Investor Units otherwise
                          ----------
acquired by a Person holding Class A Investor Units and (iii) any Class A Investor Units issued with respect to the Class A Investor Units referred to in clauses (i) or (ii) by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization. A Class A Investor Unit will continue to be a Class A Investor Unit in the hands of any Person to which such Unit is transferred.

          "Class B Investor Units" means (i) any Class B Investor Units
           ----------------------
originally issued to the Investors pursuant to this Agreement and designated as Class B Investor Units on Schedule A, (ii) any Class B Investor Units otherwise
                          ----------
acquired by a Person holding Class B Investor Units and (iii) any Class B Investor Units issued with respect to the Class B Investor Units referred to in clauses (i) or (ii) by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization. A Class B Investor Unit will continue to be a Class B Investor Unit in the hands of any Person to which such Unit is transferred.

          "Class A Management Units" means (i) the Class A Management Units (A)
           ------------------------
issued and outstanding as of the date hereof and held by Jason Elkin, Joseph D. Gersh, Peter Kauff, George Giatzis, and Martin Grant or (B) allocated to the Pool pursuant to this Agreement and designated as Class A Management Units on Schedule A and (ii) any Class A Management Units issued with respect to such
----------
Class A Management Units by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization. A Class A Management Unit will continue to be a Class A Management Unit in the hands of any Person to which such Unit is transferred.

          "Class B Management Units" means (i) the Class B Management Units (A)
           ------------------------
originally issued and outstanding pursuant to this Agreement to the applicable persons listed on Schedule A or (B) allocated to the Pool pursuant to this
                  ----------
Agreement and designated as Class B Management Units on Schedule A and (ii) any
                                                        ----------
Class B Management Units issued with respect to such Class B Management Units by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization. A Class B Management Unit will continue to be a Class B Management Unit in the hands of any Person to which such Unit is transferred.

          "Class A Investor IRR" means the annual interest rate (compounded
           --------------------
annually) which, when used to calculate the net present value of (i) all Cash Inflows received by any holder of Class A Investor Units with respect to the Round One Investment and (ii) all Cash Outflows made to any holder of Class A Investor Units with respect to the Round One Investment through the date of determination, causes such net present value to equal zero. Any Class A Investor IRR calculation required pursuant to this Agreement shall be determined by the Company's regular outside accounting firm. For purposes of any such net present value calculation, each Cash Inflow and each Cash Outflow specified above shall be deemed to have been received or made on the first day of the month nearest to the actual date of such payment.

          "Class B Investor IRR" means the annual interest rate (compounded
           --------------------
annually) which, when used to calculate the net present value of (i) all Cash Inflows received by any holder of Class B Investor Units with respect to the Round Two Investment and (ii) all Cash Outflows made to any holder of Class B Investor Units with respect to the Round Two Investment through the date of determination, causes such net present value to equal zero. Any Class B Investor IRR calculation required pursuant to this Agreement shall be determined by the Company's regular outside accounting firm. For purposes of any such net present value calculation, each Cash Inflow and each Cash Outflow specified above shall be deemed to have been received or made on the first day of the month nearest to the actual date of such payment.

          "Class A Investor Yield" means at any time an amount calculated on a
           ----------------------
daily basis (without daily compounding) at the rate of 12.5% per annum, compounded annually, on the Unreturned Class A Investor Capital and the Unpaid Class A Investor Yield.

          "Class B Investor Yield" means at any time an amount calculated on a
           ----------------------
daily basis (without daily compounding) at the rate of 12.5% per annum, compounded annually, on the Unreturned Class B Investor Capital and the Unpaid Class B Investor Yield.

          "Class R Management Units" means (i) the Class R Management Units
           ------------------------
originally issued to Jason Elkin and Joseph D. Gersh and designated as Class R Management Units on Schedule A and (ii) any Class R Management Units issued with
                    ----------
respect to such Class R Management Units by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization.

A Class R Management Unit will continue to be a Class R Management Unit in the hands of any person to which such Unit is transferred.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute. Such term shall be deemed to include any future amendments to the Code or any successor statute to the extent the Managing Member determines that any such amendments do not adversely affect the relative economic interests of the Members hereunder.

          "Company" means U-C Holdings, L.L.C., a Delaware limited liability
           -------
company.

          "CTN" means College Television Network, Inc., a Delaware corporation.
           ---

          "Entity" means any general partnership, limited partnership,
           ------
corporation, association, cooperative, joint stock company, trust, limited liability company, business trust, joint venture, unincorporated organization, governmental entity (or any department, agency or political subdivision thereof) or other entity.

          "Equity Protection Agreements" means those certain Equity Protection
           ----------------------------
Agreements dated as of April 25, 1997 by and between the Company and CTN, as amended and modified from time to time.

          "Family Group" means a Unitholder's spouse and descendants (whether
           ------------
natural or adopted) and any trust solely for the benefit of such Unitholder and/or such Unitholder's spouse and/or descendants.

          "Fiscal Year" of the Company means the Company's annual accounting
           -----------
period ending on December 31.

          "Investor" means any holder of Class A Investor Units or Class B
           --------
Investor Units, and "Investors" shall mean all such Investors collectively.
                     ---------

          "Investor Units" means, collectively, the Class A Investor Units and
           --------------
the Class B Investor Units.

          "Losses" for any period means all items of Company loss, deduction and
           ------
expense for such period determined in accordance with Section 4.2.
                                                      -----------

          "Management Holder" means any holder of Management Units.
           -----------------

          "Management Units" means, collectively, the Class A Management Units,
           ----------------
the Class B Management Units and the Class R Management Units.

          "Member" means any Person executing this Agreement as of the date of
           ------
this Agreement as a Member or hereafter admitted to the Company as a Member in accordance with this Agreement and the Act, but does not include any Person who has ceased to be a member of the Company or no longer owns Units. The Members shall constitute the "members" (as that term is defined in the Act) of the Company.

          "Person" means any individual or Entity, and the heirs, executors,
           ------
administrators, legal representatives, successors and assigns of such Person where the context so permits.

          "Permitted Transferee" means (i) with respect to any Unitholder who is
           --------------------
a natural person, a member of such Unitholder's Family Group and any Transferee pursuant to applicable laws of descent and distribution and (ii) with respect to any Unitholder which is an Entity, any of such Unitholder's Affiliates.

          "Pool" means, collectively, (i) any Class B Management Units that have
           ----
not been allocated to any Member or have become unallocated due to repurchase by the Company and (ii) those certain Class A Management Units listed as of the date hereof on Schedule A across from the caption "Unallocated Pool".
               ----------

          "Preferred Units" means (i) any Preferred Units originally issued to
           ---------------
WSPI, WSPII or Dutch pursuant to this Agreement and designated as Preferred Units on Schedule A, and (ii) any Preferred Units issued with respect to the
         ----------
Preferred Units referred to in clause (i) by way of dividend or Unit split or in connection with a combination of Units, recapitalization, merger or other reorganization. A Preferred Unit will continue to be a Preferred Unit in the hands of any Person to which such Unit is transferred.

          "Profits" for any period means all items of Company income and gain
           -------
for such period determined in accordance with Section 4.2.
                                              -----------

          "Required Interests" means each of (i) the Members holding at least a
           ------------------
majority of the Investor Units and (ii) the Members holding at least a majority of the Management Units.

          "Restricted Securities" means (i) the securities issued hereunder, and
           ---------------------
(ii) any securities issued with respect to the securities referred to in clause
(i) above in connection with a conversion, combination of shares, recapitalization, merger, consolidation or other reorganization.

          "Round One Investment" means all Capital Contributions made on or
           --------------------
after April 25, 1997 and on and before July 23, 1999 plus any Capital Contributions made with respect to the securities purchased on or before July 23, 1999 and all Capital Contributions made after July 23, 1999 to fund the exercise of any Warrants and the Equity Protection Agreements pursuant to

Section 3.5(c).
--------------

          "Round Two Investment" means all Capital Contributions made after July
           --------------------
23, 1999 other than Capital Contributions made with respect to a Round One Investment.

          "Round One Proceeds" means any and all proceeds or other distributions
           ------------------
on or with respect to any securities purchased or otherwise acquired or received (including any other securities issued with respect to such securities by way of an interest payment, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization) by the Company from CTN with the proceeds of the Round One Investment.

          "Round Two Proceeds" means any and all proceeds or other distributions
           ------------------
on or with respect to any securities purchased or otherwise acquired or received (including any other securities issued with respect to such securities by way of an interest payment, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization) by the Company from CTN with the proceeds of the Round Two Investment.

          "Securities Act" means the U.S. Securities Act of 1933, as amended.
           --------------

          "Subsidiary" shall mean, with respect to any Person, (a) any
           ----------
corporation of which an aggregate of more than 50% of the outstanding Stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person, and (b) any partnership, limited liability company or other entity in which such Person and/or one or more Subsidiaries of such Person shall have an interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

          "Taxable Year" means the Company's taxable year ending December 31 (or
           ------------
part thereof, in the case of the Company's last taxable year), or such other year as is (i) required by Section 706 of the Code or (ii) determined by the Managing Manager.

          "Transfer" means any sale, transfer, assignment, pledge, mortgage,
           --------
exchange, hypothecation, grant of a security interest or other direct or indirect disposition or encumbrance of an interest (including, without limitation, by operation of law) or the acts thereof. The terms "Transferee,"
                                                                  ----------
"Transferred," and other forms of the word "Transfer" shall have correlative
------------
meanings.

          "Treasury Regulations" means the income tax regulations promulgated
           --------------------
under the Code and effective as of the date hereof. Such term shall be deemed to include any future amendments to such regulations and any corresponding provisions of succeeding regulations to the extent the Managing Member determines that any such amendments and succeeding regulations do not adversely affect the relative economic interests of the Members hereunder.

          "Unitholder" means any holder of a Unit.
           ----------

          "Unpaid Class A Investor Yield" means at any time with respect to any
           -----------------------------
Class A Investor Unit an amount equal to the excess, if any, of (a) the aggregate Class A Investor Yield accrued through such date with respect to such Class A Investor Unit, over (b) all prior distributions made by the Company with respect to such Class A Investor Unit pursuant to Section 5.2(b) and Section
                                                  --------------     -------
5.4(a) and Section 12.4.
------     ------------

          "Unpaid Class B Investor Yield" means at any time with respect to any
           -----------------------------
Class B Investor Unit an amount equal to the excess, if any, of (a) the aggregate Class B Investor Yield accrued through such date with respect to such Class B Investor Unit, over (b) all prior distributions made by the Company with respect to such Class B Investor Unit pursuant to Section 5.3(b), Section 5.4(a)
                                                  --------------  --------------
and Section 12.4.
    ------------

          "Unreturned Class A Investor Capital" means at any time the aggregate
           -----------------------------------
Capital Contributions with respect to the Class A Investor Units reduced by all prior distributions made to the holders of Class A Investor Units by the Company pursuant to Section 5.2(a).
            --------------

          "Unreturned Class B Investor Capital" means at any time the aggregate
           -----------------------------------
Capital Contributions with respect to the Class B Investor Units reduced by all prior distributions made to the holders of Class B Investor Units by the Company pursuant to Section 5.3(a).
            --------------

          "Warrants" means those certain Class C Warrants to purchase common
           --------
stock of CTN issued to the Company by CTN on April 25, 1997, to purchase common stock of CTN issued to the Company by CTN from time to time.

          1.2 Other Definitions. Each of the following defined terms has the
              -----------------
meaning given such term in the Section set forth opposite such defined term:

         Defined Term                                                     Section
         ------------                                                     -------

         "Agreement"                                                      Preamble
         "Board"                                                          6.5
         "Capital Account"                                                4.1
         "Certificate"                                                    2.1
         "Certificated Units"                                             11.8
         "Defaulting Member"                                              3.8
         "Indemnifying Member"                                            13.9
         "Management Notes"                                               5.6
         "Management Directors"                                           6.5(a)(ii)
         "Managing Member"                                                6.1
         "Other Directors"                                                6.5(a)(iii)
         "Passive Investment"                                             2.4
         "Post-Distribution Capital Contribution"                         5.3(f)
         "Proceeding"                                                     8.2
         "Remaining Assets"                                               12.2(d)
         "Tax Matters Member"                                             9.2
         "Unit"                                                           3.4

         1.3 Construction. Whenever the context requires, the gender of allused
             ------------
in this Agreement includes the masculine, feminine and neuter. All references to Articles and Sections refer to articles and sections of this Agreement, and all references to Schedules are to schedules attached hereto, each of which is made a part hereof for all purposes.

                                  ARTICLE  II

                                 ORGANIZATION
                                 ------------

     2.1 Formation. The Company has been organized as a Delaware limited
         ---------
liability company by the filing of a Certificate of Formation (the "Certificate") under and pursuant to the Act. The rights and liabilities
      -----------
of the Members shall be determined pursuant to the Act and this Agreement. To the extent that the rights or obligations of any Member are different by reason of any provision of this Agreement than they would be in the absence of such provision, this Agreement, to the extent permitted by the Act, shall control.

     2.2 Name. The name of the Company is "U-C Holdings, L.L.C." and all
         ----
Company business shall be conducted in that name or such other names that comply with applicable law as the Managing Member may select from time to time.

     2.3 Registered Office; Registered Agent; Principal Office; Other
         ------------------------------------------------------------
Offices. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate or such other office (which need not be a place of business of the Company) as the Managing Member may designate from time to time in the manner provided by law. The principal office of the Company shall be at such place as the Managing Member may designate, from time to time, which need not be in the State of Delaware, and the Company shall maintain records there.

     2.4 Purposes. The nature of the business or purposes to be conducted or
         --------
promoted by the Company is to engage in any lawful act or activity for which limited liability companies may be organized under the Act. The Company may engage in any and all activities necessary, desirable or incidental to the accomplishment of the foregoing. Notwithstanding anything herein to the contrary, nothing set forth herein shall be construed as authorizing the Company to possess any purpose or power, or to do any act or thing, forbidden by law to a limited liability company organized under the laws of the State of Delaware. The Company shall not (i) create, incur, assume or suffer to exist any indebtedness for borrowed money or issue evidences of indebtedness or guaranty indebtedness, or secure the same by a mortgage, pledge or other lien on the assets of the Company, or (ii) enter into or engage in any transaction which is reasonably likely to cause WSPI or any of its limited partners which are exempt from income taxation under Code (S) 501(a) and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in Code (S)(S) 512 and 514. Without limiting the generality of the preceding sentence, the Company shall not: (i) engage in any trade or business other than the passive investment in securities of a corporation (a "Passive Investment") or (ii) create, incur, assume or suffer to exist any
-------------------
indebtedness for borrowed money or issue evidences of indebtedness or guarantee indebtedness in connection with a Passive Investment, or secure the Passive Investment by a mortgage, pledge or other lien on the assets of the Company, for any length of time. It is understood and agreed to by the Members and the Company that the Negative Pledge Agreement, dated as of July 26, 1999, by and between the Company and LaSalle Bank National Association, and the Guaranty, dated as of August 31, 1999, from the Company in favor of Canadian Imperial Bank of Commerce, as Agent, and the lender institutions referenced therein, are both hereby approved by the Members and neither such agreements shall in any way be deemed to be a violation of this Section 2.4.
                                 -----------

      2.5 Term.  The term of the Company commenced on the date the
          ----
Certificate was filed with the office of the Secretary of State of Delaware and shall continue in existence until December 31, 2007 or termination and dissolution of the Company as determined under Section 12.1 of this Agreement.
                                               ------------

      2.6 No State-Law Partnership. The Members intend that the Company shall
          ------------------------
not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member or the Company shall be a partner or joint venturer of any other Member or the Company, for any purposes other than federal and, if applicable, state tax purposes, and this Agreement shall not be construed to the contrary. The Members intend that the Company shall be treated as a partnership for federal and, if applicable, state income tax purposes, and each Member and the Company shall file all tax returns and shall otherwise take all tax and financial reporting positions in a manner consistent with such treatment.

                                 ARTICLE  III

                           MEMBERSHIP; MEMBER UNITS
                           ------------------------

       3.1 Members. The name and address of each Member, the number of Units of
           -------
each class owned by such Member at any time, the percentage of each class of Units owned by such Member, and the Capital Contribution and Capital Account of such Member with respect to such Units (as determined in accordance with Section
                                                                         -------
4.1) shall be set forth next to each Member's name on Schedule A hereto, as
---
amended from time to time in accordance with this Agreement. Each Person listed on Schedule A, upon (i) his or its execution of this Agreement or counterpart
   ----------
thereof and (ii) receipt (or deemed receipt) of such Person's Capital Contribution as set forth on Schedule A, is hereby admitted to the Company as a
                             ----------
Member of the Company. No Member shall be required to make any additional Capital Contribution except as required by applicable law or by Section 3.5. The
                                                                -----------
Members acknowledge that George Giatzis is no longer an employee of CTN, that the Company has exercised its option pursuant to George Giatzis employment agreement with CTN (to which the Company is a party) to repurchase all 200 Class A Management Units held by George Giatzis, but that as of the date hereof such repurchase has not been completed, that the Company and George Giatzis have not agreed to the related repurchase price with respect to 66 of those Class A Management Units, and that at such time as such repurchase has been completed and the repurchase price is no longer in dispute, all 200 Class A Management Units will be allocated to the Pool.

     3.2   Liability of Members. Except as otherwise required by applicable law
           --------------------
and as expressly set forth in this Agreement, no Member shall have any personal liability whatsoever in his capacity as a Member, whether to the Company, to any of the other Members, to the creditors of the Company or to any other third party, for the debts, liabilities, commitments or any other obligations of the Company or for any losses of the Company, and therefore, a Member shall be liable only to make the payments provided herein. In accordance with the Act and the laws of the State of Delaware, a member of a limited liability company may, under certain circumstances, be required to return amounts previously distributed to such member. It is the intent of the Members that no distribution to any Member pursuant to Article V hereof shall be deemed a return of money or
                          ---------
other property paid or distributed in violation of the Act.

     3.3   No Authority to Bind Company. No Member (in such Member's capacity as
           ----------------------------
a Member) shall have the authority or power to represent or act for or on behalf of the Company, to do any act that would be binding on the Company or to make any expenditures or incur any obligations on behalf of the Company other than the Managing Member. Each Member hereby consents to the exercise by the Managing Member of the powers conferred on such Managing Member by law and this Agreement.

     3.4   Member Units. Each Member's interest in the Company, including such
           ------------
Member's interest, if any, in the capital, income, gains, losses, deductions and expenses of the Company and the right to vote, if any, on certain Company matters as provided in this Agreement, shall be represented by "Units" (each,
                                                                -----
individually, a "Unit," and any number of Units, including fractions thereof,
                 ----
"Units"). As of the date hereof, the Units are comprised of "Class A Investor
 -----                                                       ----------------
Units," "Class B Investor Units," "Preferred Units," "Class A Management Units,"
-----    ----------------------    ---------------    ------------------------
"Class B Management Units" and "Class R Management Units". The ownership by a
 ------------------------       ------------------------
Member of any Class A Investor Units, Class B Investor Units, Preferred Units, Class A Management Units, Class B Management Units and/or Class R Management Units shall entitle such Member to allocations of Profits and Losses and other items and distributions of cash and other property with respect to such Units as set forth in Article V hereof. Ownership of a Unit by a Member shall entitle
             ---------
such Member to one (1) vote on any matter voted on by all Members as provided in this Agreement and/or as required by applicable law. The Managing Member may cause the Company to issue to a Member certificates representing the Units held by such Member.

     3.5 Issuance of Additional Units and Interests; Admission of New Members;
         --------------------------------------------------------------------
Additional Capital Contributions.
--------------------------------

     (a) Subject to obtaining the consent of the Required Interests and as otherwise provided in this Agreement, the Managing Member shall have the right to cause the Company to issue (i) additional Units or other interests in the Company (including other classes or series thereof having different rights),
(ii) obligations, evidences of indebtedness or other securities or interests convertible or exchangeable into Units or other interests in the Company and
(iii) warrants, options or other rights to purchase or otherwise acquire Units or other interests in the Company; provided, however, that at any time following
                                   --------  -------
the date hereof, the Company shall not issue Units to any Person unless such Person shall have executed a joinder agreement in form satisfactory to the Managing Member pursuant to which such Person agrees to be bound by the provisions of this Agreement; provided further that no consent of the Required
                              -------- -------
Interests shall be required in connection with the issuance of the Management Notes on July 23, 1999 or on August 31, 1999. The Managing Member shall determine the terms and conditions governing the issuance of such additional interests, including the number and designation of such additional interests, the preference (with respect to distributions, in liquidation or otherwise) over any other Units and any required contributions in connection therewith. Subject to Section 3.5(b) below, a Person to which the Company issues Units or other
   --------------
interests in the Company shall be admitted as a Member of the Company only with the prior written consent of the Managing Member and if such Person has executed and delivered a counterpart of this Agreement. Notwithstanding the foregoing, the Managing Member shall have the right, without obtaining the consent of the Required Interests or any Member, to cause the Company to issue additional Investor Units in connection with the repurchase by the Company of any Units held by any Member pursuant to an agreement with such Member on the same terms with respect to such repurchased units. At least 10 days prior to the issuance and sale of any additional Investor Units in connection with any such repurchase, the Company shall give written notice of such issuance to the Investors (other than any Investor whose Units are being repurchased) and, to the extent permitted under applicable securities laws without material expenditure by the Company, each such Investor shall be entitled to purchase in connection with such issuance a number of additional Investor Units equal to such Investor's pro rata share

 (based upon the number of Investor Units held by such Investor and the number of Investor Units held by all Investors other than any Investor whose Units are being repurchased) of such additional Investor Units. Any Investor Units which remain unpurchased after such offer to such Investors, shall be reoffered to such Investors on a pro rata basis until all of such Investor Units shall have been purchased. Each such Investor may elect to purchase additional Investor Units by delivering written notice of such election to the Company together with the purchase price therefor (in the form specified in the Company's notice) within 10 days after receipt of the Company notice. Each purchasing Investor shall be entitled to purchase such additional Investor Units at the same price and on the same terms as such Investor Units are offered by the Company to the other Investors.

     (b) Notwithstanding anything herein to the contrary, Jason Elkin shall have the right in his sole discretion, without obtaining the consent of the Required Interests or any Member, to (i) cause the Company to issue those certain Class A Management Units contained in the Pool as of the date hereof or hereafter added to the Pool pursuant to Section 3.9, or (ii) cause the Company to issue any
                        -----------
Class B Management Units, or allocate any unallocated Class B Management Units from the Pool, in an amount not to exceed an aggregate issued and outstanding number equal to 500 Class B Management Units, in each case to employees of any Subsidiary of the Company (including, without limitation, employees of CTN but excluding Jason Elkin); provided, however, that prior to any such issuance, Jason Elkin shall require such employees to enter into agreements providing for the repurchase of such Management Units upon termination of employment and shall obtain the consent of the Managing Member solely with respect to adequacy of any repurchase rights in favor of the Company regarding such Class A Management Units or Class B Management Units; and provided further that the Company shall not issue Class A Management Units or Class B Management Units, or allocate any unallocated Class A Management Units or Class B Management Units from the Pool, to any Person unless such Person shall have executed a joinder agreement in form satisfactory to the Managing Member pursuant to which such Person agrees to be bound by the provisions of this Agreement, which such form has already been approved by the Managing Member. In the event Jason Elkin ceases to be an employee of any Subsidiary of the Company (including, without limitation, CTN) or ceases to be a Member, the Managing Member shall have the right to issue any additional Class A Management Units or Class B Management Units, or allocate any unallocated Class A Management Units or Class B Management Units from the Pool.

     (c) Notwithstanding anything to the contrary in Section 3.5(a) above, each
                                                     --------------
Investor shall be required to make additional Capital Contributions to the Company from time to time with respect to the Investor Units held by such Investor when and as called by the Managing Member upon ten days prior written notice solely to fund the exercise by the Company of the Warrants or the exercise by the Company of the purchase rights granted pursuant to the Equity Protection Agreements. The amount of any such additional Capital Contribution by such Investor shall be limited to such Investor's pro rata share (based upon the number of outstanding Investor Units held by such Investor and the number of outstanding Investor Units held by all Investors) of the aggregate Capital Contribution being made by all Investors pursuant to such capital call by the Managing Member. No additional Investor Units will be issued in connection with any such additional Capital Contribution, unless otherwise decided by the Managing Member.

     3.6 Representations, Warranties and Agreements of the Members. Each
         ---------------------------------------------------------
Member hereby represents and warrants (severally as to itself only) that:

     (a) The Units have been purchased by such Member and not by any other Person, with the Member's own funds or by issuance of Management Notes and not with the funds of any other Person other than pursuant to the issuance of Management Notes, and for the account of such Member, not as a nominee or agent and not for the account of any other Person. Such Member has purchased the Units for investment for an indefinite period, not with a view to the sale or distribution of any part of all thereof by public or private sale or other disposition.

     (b) Such Member has been advised that the Units have not been registered under the Securities Act or registered or qualified under any other securities law, on the ground, among others, that no distribution or public offering of the Units is to be effected and the Units will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of Section 4(2) of the Securities Act, or the rules and regulations of the Securities and Exchange Commission and under comparable exemptive provisions of the securities laws, rules and regulations of other jurisdictions. Such Member understands that the Company is relying in part on the Member's representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding such Member's representations, such Member has in mind merely acquiring Units for resale on the occurrence or non-occurrence of some predetermined event. Such Member has no such intention.

     (c) Such Member has such knowledge and experience in financial and business matters that such Member is capable of evaluating the merits and risks of an investment in Units and has the capacity to protect such Member's own interests in connection with such Member's proposed investment in Units.

     (d) Such Member acknowledges that such Member has been furnished with such financial and other information concerning the Company as such Member considers necessary in connection with such Member's investment in Units. Such Member has carefully reviewed such information and is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with representatives of the Company any questions the Purchase may have had with respect thereto. Such Member understands: (i) the risks involved in this offering, including the speculative nature of the investment; (ii) the financial hazards involved in this offering, including the risk of losing such Member's entire investment; (iii) the lack of liquidity and restrictions on transfers of Units; and (iv) the tax consequences of this investment. Such Member has consulted with such Member's own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by such Member in Units and the merits and risks of an investment in Units. Such Member is an "accredited investor" as defined under the Securities Act or has provided written notice to the Company that such Member is not an "accredited investor" prior to purchasing any Units or other interest in the Company.

     (e) The execution, delivery and performance by such Member of this Agreement have been duly authorized by such Member. This Agreement constitutes a valid and binding obligation of such Member, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

     (f) Such Member understands that the Units will be "restricted securities" as that term is defined in Rule 144 under the Securities Act and, accordingly, that the Units must be held indefinitely unless they are subsequently registered under the Securities Act and qualified under any other applicable securities law or exemptions from such registration and qualification are available. Such Member understands that the Company is under no obligation to register or qualify Units under the Securities Act, or any other securities law.

     (g) Such Member is a resident of the jurisdiction set forth in such Member's address on Schedule A.
                    ----------

     3.7 Capital Contributions. Each Member has made the Capital Contributions
         ---------------------
to the Company in cash or assets in the amount set forth opposite such Member's name on Schedule A hereto. Upon receipt of such Capital Contribution set forth
        ----------
opposite such Member's name on Schedule A, such Member shall be deemed to own
                               ----------
the number of Units set forth opposite such Member's name on Schedule A.
                                                             ----------

     3.8 Defaulting Members. If any Member (a "Defaulting Member") fails to
         ------------------                    -----------------
make full payment of any portion of any additional Capital Contribution called by the Managing Member pursuant to Section 3.5(c), the Managing Member may
                                   --------------
undertake any one or more of the following steps:

     (a) The Managing Member may pursue and enforce all rights and remedies the Company may have against such Defaulting Member, including a lawsuit to collect the overdue amount, with interest calculated thereon at a rate equal to 12%.

     (b) Notwithstanding anything herein to the contrary, from and after any date on which a Defaulting Member's fails to make any additional Capital Contribution pursuant to Section 3.5(c), if such Defaulting Member continues to
                         --------------
hold Units, such Defaulting Member shall have no right to receive any distributions from the Company until such time as the amount of distributions that would have been made to the Defaulting Member shall have been reduced by an amount equal to the sum of (A) an amount equal to 18% per annum, compounded annually, of the unpaid additional Capital Contribution and (B) an amount equal to the unpaid Capital Contribution, and such reduced amount shall have been distributed to the Investors other than the Defaulting Member pursuant to
Section 5.2(a) and Section 5.3(a).
--------------     --------------

     3.9 Repurchased Units. Any Units issued pursuant to this Agreement which
         -----------------
are subsequently held by the Company as a result of any repurchase of such Units by the Company or otherwise, shall not be considered outstanding Units for any purpose hereunder, including any Class A Management Units and Class B Management Units allocated to the Pool. Any Management Units repurchased by the Company shall be reallocated to the Pool; provided that any Management Units repurchased
                                  --------
by the Company may only be subsequently reissued for a purchase price equal to or greater than the consideration received in connection with such repurchase.


                                  ARTICLE  IV

                               CAPITAL ACCOUNTS
                               ----------------

     4.1 Establishment and Determination of Capital Accounts. A capital account
         ---------------------------------------------------
("Capital Account") shall be established for each Member in accordance with the
  --------------
Treasury Regulations under Section 704(b) of the Code. In accordance with such Treasury Regulations, the Capital Account of each Member shall consist of such Member's Capital Contribution as listed on Schedule A as of the date hereof, and shall be (i) increased by any additional Capital Contributions made by such Member pursuant to the terms of this Agreement and such Member's share of items of income and gain allocated to such Member pursuant to Article V and (ii)
                                                        ---------
decreased by such Member's share of items of loss, deduction and expense allocated to such Member pursuant to Article V and any distributions to such
                                     ---------
Member of cash or the fair market value of any other property (net of liabilities assumed by such Member and liabilities to which such property is subject) distributed to such Member. Any references in this Agreement to the Capital Account of a Member shall be deemed to refer to such Capital Account as the same may be increased or decreased from time to time as set forth above. The Capital Account maintenance rules set forth in this Section 4.1 are intended to
                                                    -----------
be consistent with the capital account maintenance rules of Treasury Regulation
Section 1.704-1(b)(2)(iv).

     4.2 Computation of Amounts. For purposes of computing the amount of any
         ----------------------
item of income, gain, loss, deduction or expense to be reflected in Capital Accounts, the determination, recognition and classification of each such item shall be the same as its determination, recognition and classification for federal income tax purposes; provided that (a) any income that is exempt from
                             -------------
federal income tax shall be added to such taxable income or losses; (b) any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Code Section 705(a)(2)(B) expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), shall be subtracted from such taxable income or losses; (c) if the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) (in connection with a distribution of such property) or (f) (in connection with a revaluation of Capital Accounts), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property; (d) if property that is reflected on the books of the Company has a Book Value that differs from the adjusted tax basis of such property, depreciation, amortization and gain or loss with respect to such property shall be determined by reference to such Book Value; and (e) the computation of all items of income, gain, loss, deduction and expense shall be made without regard to any election pursuant to Section 754 of the Code that may be made by the Company, unless the adjustment to basis of Company property pursuant to such election is reflected in Capital Accounts pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(m).

     4.3 Interest; Withdrawal. No Member shall be paid interest on any Capital
         --------------------
Contributions to the Company or on the balance of such Member's Capital Account. No Member shall have any right (a) to demand the return of such Member's Capital Contributions or any other distribution from the Company (whether upon resignation, withdrawal or otherwise), except upon dissolution of the Company pursuant to Article XII hereof, or (b) to cause a partition of the Company's
            -----------
assets.


                                   ARTICLE  V

               DISTRIBUTIONS; ALLOCATIONS OF PROFITS AND LOSSES
               ------------------------------------------------

     5.1 Generally. Subject to the provisions of Section 18-607 of the Act, the
         ---------
Managing Member shall have sole discretion regarding the amounts and timing of distributions to Members, in each case subject to the retention and establishment of reasonable reserves of, or payment to third parties of, such funds as the Managing Member deems necessary with respect to the reasonable business needs of the Company which shall include the payment or the making of provision for the payment when due of the Company's obligations, including the payment of any management or administrative fees and expenses or any other obligations.

     5.2 Distributions Round One Investment. Except as provided in Sections 5.4
         ----------------------------------
and 5.6, distributions to be made with respect to any Round One Proceeds at any time shall be made in the following order and priority:

     (a) First, to the holders of Class A Investor Units pro rata according to
         -----
their ownership of outstanding Class A Investor Units until the aggregate distributions with respect to the Class A Investor Units made pursuant to this

Section 5.2(a) reduces the aggregate Unreturned Class A Investor Capital to
--------------
zero;

     (b) Second, to the holders of Class A Investor Units pro rata according to
         ------
their Unpaid Class A Investor Yield until the aggregate distributions with respect to the Class A Investor Units made pursuant to this Section 5.2(b) and
                                                            --------------
Section 5.4(a) reduces the aggregate Unpaid Class A Investor Yield  to zero;
--------------

     (c) Third, to the holders of the Class R Management Units pro rata
         -----
according to their ownership of the outstanding Class R Management Units until the aggregate distributions with respect to the Class R Management Units made pursuant to this Section 5.2(c) equals $750,000;
                 --------------

     (d) Fourth, to the holders of the Class A Management Units pro rata
         ------
according to their ownership of the outstanding Class A Management Units until the aggregate distributions with respect to the Class A Management Units made pursuant to this Section 5.2(d) equals the Applicable Class A Percentage of all
                 --------------
distributions made pursuant to Section 5.2(b) and this Section 5.2(d);
                               --------------          --------------

     (e) Fifth, until such time as the Class A Investor IRR for each holder of
         -----
Class A Investor Units equals 30%, the Applicable Class A Percentage to the holders of Class A Management Units pro rata according to their ownership of outstanding Class A Management Units and the remainder to the holders of Class A Investor Units pro rata according to their ownership of outstanding Class A Investor Units;

     (f) Sixth, after such time as the Class A Investor IRR equals 30% for each
         -----
holder of Class A Investor Units (i) to the holders of Class A Management Units the Applicable Class A Percentage, pro rata according to their ownership of outstanding Class A Management Units and (ii) the remainder to the holders of Class B Management Units, pro rata according to their ownership of outstanding Class B Management Units, until the aggregate distributions with respect to the Class B Management Units made pursuant to this Section 5.2(f) is equal to the
                                               --------------
Applicable Class B Percentage of the aggregate distributions made pursuant to

Section 5.2(b), (d), (e) and this Section 5.2(f) with respect to the Class A
------------------------          --------------
Investor Units and Management Units; and

     (g) Seventh, the Applicable Class A Percentage to the holders of Class A
         -------
Management Units pro rata according to their ownership of outstanding Class A Management Units, the Applicable

Class B Percentage to the holders of the Class B Management Units pro rata according to their ownership of outstanding Class B Management Units and the remainder to the holders of Class A Investor Units pro rata according to their ownership of outstanding Class A Investor Units.

     (h)  Notwithstanding Sections 5.2(d) through (g), if subsequent to the
                          ---------------         ---
making of any distribution pursuant to Sections 5.2(d) through (g), a Capital
                                       ---------------         ---
Contribution with respect to any Class A Investor Units occurs (a "Post-
                                                                   ----
Distribution Class A Capital Contribution"), then in such case (i) the amount
-----------------------------------------
that would otherwise be distributed to holders of Class B Management Units pursuant to Sections 5.2(f) and (g) shall be reduced (and such amount shall be
            ----------------    ---
distributed in accordance with Sections 5.2(a) through (e) hereof) by an amount
                               ---------------         ---
equal to the excess, if any, of (x) the aggregate amount of all distributions previously made to the holders of Class B Management Units pursuant to Sections
                                                                       --------
5.2(f) and (g) over (y) the aggregate amount of the distributions that would
------     ---
have been made to the holders of Class B Management Units pursuant to Sections
                                                                      --------
5.2(f) and (g) if all Post-Distribution Class A Capital Contributions had been
------     ---
taken into account for purposes of determining whether the Class A Investor IRR equaled or exceeded 30% for each holder of Class A Investor Units on the date of such distributions and (ii) the amount that would otherwise be distributed to holders of Class A Management Units pursuant to Sections 5.2(d) through (g) and
                                                ---------------         ---
clause (i) of this Section 5.2(h) shall be reduced (and such amount shall be distributed in accordance with Section 5.2(a) and (b) hereof) by an amount equal
                               --------------     ---
to the excess of (x) the aggregate amount of all distributions previously made to the holders of Class A Management Units pursuant to Sections 5.2(d) through
                                                       ---------------
(g) over (y) the aggregate amount of the distributions that would have been made
---
to the holders of Class A Management Units pursuant to Sections 5.2(d) through
                                                       ---------------
(g) if all Post-Distribution Class A Capital Contributions had been taken into
---
account for purposes of determining whether the Unpaid Class A Investor Yield had been reduced to zero for all holders of Class A Investor Units on the date of such distributions.

     (i) Attached hereto as Schedule B is an illustrative example of the
                            ----------
operation of this Section 5.2.
                  -----------

     5.3 Distributions Round Two Investment. Except as provided in Sections 5.4
         ----------------------------------
and 5.6 hereof, distributions to be made with respect to any Round Two Proceeds at any time shall be made in the following order and priority:

     (a) First, to the holders of Class B Investor Units pro rata according to
         -----
their ownership of outstanding Class B Investor Units until the aggregate distributions with respect to the Class B Investor Units made pursuant to this

Section 5.3(a) reduces the aggregate Unreturned Class B Investor Capital to
--------------
zero;

     (b) Second, to the holders of Class B Investor Units pro rata according to
         ------
their Unpaid Class B Investor Yield until the aggregate distributions with respect to the Class B Investor Units made pursuant to this Section 5.3(b)
                                                            --------------
reduces the aggregate Unpaid Class B Investor Yield  to zero;

     (c) Third, to the holders of the Class A Management Units pro rata
         -----
according to their ownership of the outstanding Class A Management Units until the aggregate distributions with respect to the Class A Management Units made pursuant to this Section 5.3(c) equals the Applicable Class A Percentage of all
                 --------------
distributions made pursuant to Section 5.3(b) and this Section 5.3(c);
                               --------------          --------------

     (d) Fourth, until such time as the Class B Investor IRR for each holder of
         ------
Class B Investor Units equals 30%, the Applicable Class A Percentage to the holders of Class A Management Units pro rata according to their ownership of outstanding Class A Management Units and the remainder to the holders of Class B Investor Units pro rata according to their ownership of outstanding Class B Investor Units;

     (e) Fifth, after such time as the Class B Investor IRR equals 30% for each
         -----
holder of Class B Investor Units (i) to the holders of Class A Management Units the Applicable Class A Percentage, pro rata according to their ownership of outstanding Class A Management Units and (ii) the remainder to the holders of Class B Management Units, pro rata according to their ownership of outstanding Class B Management Units, until the aggregate distributions with respect to the Class B Management Units made pursuant to this Section 5.3(e) is equal to the
                                               --------------
Applicable Class B Percentage of the aggregate distributions made pursuant to

Section 5.3(b), (c), (d) and this Section 5.3(e) with respect to the Class B
------------------------          --------------
Investor Units and Management Units; and

     (f) Sixth, the Applicable Class A Percentage to the holders of Class A
         -----
Management Units pro rata according to their ownership of outstanding Class A Management Units, the Applicable Class B Percentage to the holders of the Class B Management Units pro rata according to their ownership of outstanding Class B Management Units and the remainder to the holders of Class B Investor Units pro rata according to their ownership of outstanding Class B Investor Units.

     (g) Notwithstanding Sections 5.3(b) through (f), if subsequent to the
                         ---------------         ---
making of any distribution pursuant to Sections 5.3(b) through (f), a Capital
                                       ---------------         ---
Contribution with respect to any Class B Investor Units occurs (a "Post-
                                                                   ----
Distribution Capital Contribution"), then in such case (i) the amount that would
---------------------------------
otherwise be distributed to holders of Class B Management Units pursuant to

Sections 5.3(e) and (f) shall be reduced (and such amount shall be distributed
---------------     ---
in accordance with Sections 5.3(a) through (d) hereof) by an amount equal to the
                   ---------------         ---
excess, if any, of (x) the aggregate amount of all distributions previously made to the holders of Class B Management Units pursuant to Sections 5.3(e) and (f)
                                                       ---------------     ---
over (y) the aggregate amount of the distributions that would have been made to the holders of Class B Management Units pursuant to Sections 5.3(e) and (f) if
                                                    ---------------     ---
all Post-Distribution Capital Contributions had been taken into account for purposes of determining whether the Class B Investor IRR equaled or exceeded 30% for each holder of Class B Investor Units on the date of such distributions and
(ii) the amount that would otherwise be distributed to holders of Class A Management Units pursuant to Sections 5.3(c) through (f) and clause (i) of this
                             ---------------         ---
Section 5.3(g) shall be reduced (and such amount shall be distributed in
--------------
accordance with Section 5.3(a) and (b) hereof) by an amount equal to the excess
                --------------     ---
of (x) the aggregate amount of all distributions previously made to the holders of Class A Management Units pursuant to Sections 5.3(c) through (f) over (y) the
                                        ---------------         ---
aggregate amount of the distributions that would have been made to the holders of Class A Management Units pursuant to Sections 5.3(b) through (f) if all Post-
                                        ---------------         ---
Distribution Capital Contributions had been taken into account for purposes of determining whether the Unpaid Class B Investor Yield had been reduced to zero for all holders of Class B Investor Units on the date of such distributions.

     (h)   Attached hereto as Schedule C is an illustrative example of the
                              ----------
operation of this Section 5.3.
                  -----------

     5.4  Management Unit Holdback. Notwithstanding Sections 5.2 and 5.3 hereof:
                                                    ------------     ---

     (a) No distribution shall be made with respect to any Class A Management Unit until the Unpaid Class A Investor Yield and the Unpaid Class B Investor Yield have each been reduced to zero. Any distribution to which holders of Class A Management Units would be entitled pursuant to the terms of Section 5.2
                                                                    -----------
or 5.3 (as applicable) without regard to this Section 5.4 that is not
   ---                                        -----------
distributed by reason of application of the first sentence of this Section 5.4
                                                                   -----------
shall be held by the Company or, if requested by WSPI, shall be distributed to WSPI, WSPII or Dutch. If, as a result of any distribution pursuant to Section
                                                                      -------
5.2 or 5.3 hereof, the Unpaid Class A Investor Yield and the Unpaid Class B
---    ---
Investor Yield have each been reduced to zero, any amounts not distributed with respect to the Class A Management Units pursuant to the first sentence of this

Section 5.4 shall (prior to any other distributions under Section 5.2 or 5.3
-----------                                               -----------    ---
hereof) be distributed to the holders of Class A Management Units, pro rata according to their ownership of the outstanding Class A Management Units. If any amounts required to be distributed with respect to the Class A Management Units pursuant to the preceding sentence had previously been distributed to WSPI, WSPII or Dutch pursuant to the second sentence of this Section 5.4, WSPI,
                                                             -----------
WSPII or Dutch (as applicable) shall contribute such amount to the Company (which contributions shall be deemed to be Capital Contributions hereunder).

     (b) No distribution shall be made with respect to any Class B Management Unit until the Class A Investor IRR equals or exceeds 30% for all holders of Class A Investor Units and the Class B Investor IRR equals or exceeds 30% for all holders of Class B Investor Units. Any distribution to which holders of Class B Management Units would be entitled pursuant to the terms of Section 5.2
                                                                    -----------
or 5.3 (as applicable) without regard to this Section 5.4 that is not
   ---                                        -----------
distributed by reason of application of the first sentence of this Section 5.4
                                                                   -----------
shall be held by the Company or, if requested by WSPI, WSPII or Dutch, shall be distributed to (i) the Investors until the Unpaid Class A Yield and the Unpaid Class B Yield have each been reduced to zero for all holders of Class A Investor Units and Class B Investor Units and (ii) thereafter in accordance with Sections
                                                                        --------
5.2(d) and (e) and Sections 5.3(c) and (d) hereof.  If, as a result of any
------     ---     ---------------     ---
distribution pursuant to Section 5.2 or 5.3 hereof, the Class A Investor IRR
                         -----------    ---
equals or exceeds 30% for all holders of Class A Investor Units and the Class B Investor IRR equals or exceeds 30% for all holders of Class B Investor Units, any amounts not distributed with respect to the Class B Management Units pursuant to the first sentence of this Section 5.4 shall (prior to any other
                                       -----------
distributions under Section 5.2 or 5.3 hereof) be distributed to the holders of
                    -----------    ---
Class B Management Units, pro rata according to their ownership of the outstanding Class B Management Units. The Investors and/or any holder of Class A Management Units who or that received a distribution pursuant to the second sentence of this Section 5.4(b) shall contribute to the Company an amount equal
                 --------------
to such person's appropriate share of the amount required to be distributed to holders of Class B Management Units pursuant to the immediately preceding sentence.

     5.5  Allocation of Profits and Losses.
          --------------------------------

     (a) Except as set forth in Section 5.5(b) hereof, for each Fiscal Year of
                                --------------
the Company, all Profits and Losses shall be allocated to the Members' Capital Accounts in a manner such that, as of the end of such Fiscal Year, the Capital Account of each Member (which may be either a positive or negative balance) shall be equal to (a) the amount which would be distributed to such Member, determined as if the Company were to liquidate all of its assets for the Book Value thereof and distribute the proceeds thereof pursuant to Section 12.2
                                                              ------------
hereof, minus (b) the sum of (i) such Member's share of partnership minimum gain
        -----
(as determined according to Treasury Regulation Sections 1.704-2(d) and (g)(3)) and partner minimum gain (as determined according to Treasury Regulation Section 1.704-2(i)) and (ii) the amount, if any, which such Member is obligated to contribute to the capital of the Company as of the last day of such Fiscal Year.

     (b) If any Unitholder that unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) has an Adjusted Capital Account Deficit as of the end of any Taxable Year, then Profits for such Taxable Year shall be allocated to such Unitholder in proportion to, and to the extent of, such Adjusted Capital Account Deficit. This Section 5.3(b) is intended to be a qualified income
                       --------------
offset provision as described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d) and shall be interpreted in a manner consistent therewith.

     5.6  Capital Contributions.
          ---------------------

     (a)  Notwithstanding anything to the contrary contained in Sections 5.2 and
                                                                ----------------
5.3, the Members acknowledge that the Management Holders paid a portion of their
---
Capital Contributions by the delivery of promissory notes to the Company, which notes outstanding as of the date hereof are listed on Schedule A (as amended and restated from time to time, the "Management Notes") and that all principal and
                                 ----------------
accrued interest with respect to the Management Notes which is paid to the Company by such Management Holders shall be distributed solely to the holders of the Preferred Units. Each of the Management Holders acknowledges and agrees that until such time as all principal and accrued interest with respect to the Management Note of such Management Holder is paid in full, such Management Holder shall have no right to receive any distributions from the Company and all distributions which would have been paid by the Company to such Management Holder shall be retained by the Company as payment with respect to the Management Note of such Management Holder and distributed in accordance with the immediately preceding sentence until such Management Notes and all accrued and unpaid interest thereon is paid in full.

     (b) Of the aggregate Capital Contributions made by WSPI, an amount equal to the aggregate principal amount of all Management Notes issued with respect to the Round One Investment shall be treated as contributed with respect to Preferred Units, and the remainder shall be treated as contributed with respect to Class A Investor Units. Of the aggregate Capital Contributions made by WSPII or Dutch, an amount equal to the aggregate principal amount of all Management Notes issued with respect to the Round Two Investment shall be treated as contributed with respect to Preferred Units, and the remainder shall be treated as contributed with respect to Class B Investor Units. The Company and the Members acknowledge and agree that the principal amount of any Management Note shall be treated as a Capital Contribution and included in the Capital Account of the Member issuing such Management Note as of the original date of issuance of such Management Note, or as of the date of assumption of such Management Note, and that any assumption of the obligation to repay any such Management Note shall be treated as an assumption of the rights and obligations associated with such related Capital Contribution.

     5.7  Tax Allocations; Code Section 704(c).
          ------------------------------------

     (a) The income, gains, losses, deductions and expenses of the Company shall be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and expenses among the Members for computing their Capital Accounts, except that if any such allocation is not permitted by the Code or other
-----------
applicable law,
the Company's subsequent income, gains, losses, deductions and expenses shall be allocated among the Members so as to reflect as nearly as possible the allocation set forth herein in computing their Capital Accounts.

     (b) In accordance with Code Section 704(c) and the Treasury Regulations thereunder, income, gain, loss, deduction and expense with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution.

     (c) If the Book Value of any Company asset is adjusted pursuant to Section
                                                                        -------
4.2, subsequent allocations of items of taxable income, gain, loss, deduction
---
and expense with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Book Value in the same manner as under Code Section 704(c).

     (d) Any elections or other decisions relating to such allocations shall be made by the Members in any manner that reasonably reflects the purpose and intent of this Agreement. Allocations pursuant to this Section 5.7 are solely
                                                       -----------
for purposes of federal, state and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of profits, losses, other items or distributions pursuant to any provisions of this Agreement.

     (e) The Company and the Members agree to use the "traditional method" with respect to Section 704(c) of the Code.


                                   ARTICLE  VI

                           MANAGEMENT OF THE COMPANY
                           -------------------------

     6.1 Managing Member. Except as otherwise required by the Act, the business
         ---------------
and affairs of the Company shall be managed by or under the direction of a "manager" (as that term is defined in the Act) who shall be a Member (the
                                                                      ---
"Managing Member"). The initial Managing Member shall be WSPI. Except as
 ---------------
otherwise expressly provided for in this Agreement, the Members hereby consent to the exercise by the Managing Member of all such powers and rights conferred on it by the Act with respect to the management and control of the Company. The Managing Member shall have the power on behalf and in the name of the Company to carry out any and all of the objectives and purposes of the Company and to perform all acts and enter into and perform all contracts and other undertakings which the Managing Member, in its sole discretion, deems necessary or advisable or incidental thereto, including the power to dispose of or vote any security held by the Company (including any securities of CTN) or exercise or convert any right to acquire securities held by the Company (including the Warrants, convertible preferred stock of CTN and the Equity Protection Agreements). Notwithstanding the foregoing and except as explicitly set forth in this Agreement, if a vote, consent or approval of the Members is required by the Act or other applicable law with respect to any act to be taken by the Company or matter considered by the Managing Member, the Members agree that they shall be deemed to have consented to or approved such act or voted on such matter in accordance with the determination of the Managing Member on such act or matter. No Member, in his or its capacity as a Member, shall have any power to act for, sign for or do any act that would bind the Company. The Managing Member shall devote such time and effort to the affairs of the Company as he or it may deem appropriate for the oversight of the management and affairs of the Company.

     6.2 Delegation by Managing Member. The Managing Member shall have the
         -----------------------------
power and authority to delegate to one or more other Persons the Managing Member's rights and powers to manage and control the business and affairs of the Company, including to delegate to agents and employees of a Member or the Company, and to delegate by a written agreement with, or otherwise to, other Persons. The Managing Member may authorize any Person (including, without limitation, any Member) to enter into and perform under any document on behalf of the Company.

     6.3 Resignation; Vacancy; Removal. The Managing Member may resign by
         -----------------------------
delivering his or its written resignation to the Company and to the other Members. Such resignation shall be effective fourteen (14) business days following receipt of such resignation by the Company unless some later time is specified in such resignation. If a vacancy in the position of Managing Member should for any reason occur, a replacement Managing Member shall be appointed by WSPI. Any subsequent Managing Member may be removed only by WSPI. The initial Managing Member may not be removed for any reason.

     6.4 Compensation. The Managing Member shall not be entitled to
         ------------
compensation from the Company in connection with its activities as Managing Member; provided that the foregoing shall not prevent the Managing Member from
        --------
receiving reimbursement for out-of-pocket expenses incurred by the Managing Member on behalf of the Company, receiving distributions as a Member pursuant to this Agreement or otherwise receiving compensation from the Company for actions unrelated to its activities as Managing Member.

     6.5 Board Membership of Subsidiaries.
         --------------------------------

     (a) The Managing Member and each other Member shall cause the Company to vote all voting securities of CTN over which the Company has voting control and shall take all other necessary or desirable actions within its control (including in its capacity as a member of the Board, as defined below) so that the following individuals shall be elected to the board of directors of CTN (the "Board") and shall remain directors of the Board until removed in accordance
 -----
with Sections 6.5(b) and 6.5(c):
     ---------------     ------

     (i) two representatives designated by the holders of a majority of the Investor Units (the "Investor Directors"), which Investor Directors shall
                     ------------------
initially be Avy H. Stein and Daniel M. Gill;

     (ii)  Jason Elkin, Peter Kauff and Martin Grant (the "Management
                                                           ----------
Directors"), so long as each such Management Director is employed by CTN; and

     (iii) up to six additional representatives designated by the holders of a majority of the Investor Units, who shall initially include Thomas McMillian (the "Other Directors").
      ---------------

     (b) The removal from the Board (with or without cause) of any Investor Director or any Other Director shall only be upon written request of the Managing Member and under no other circumstances.

     (c) Each Management Director shall be removed from the Board automatically if such Management Director ceases to be employed by CTN for any reason.

     (d) In the event that any representative designated hereunder ceases to serve as a member of the Board during his term of office for any reason, the resulting vacancy on the Board shall be filled by a representative designated by the same group or Person that designated such prior representative.


                                 ARTICLE  VII

                                    MEMBERS
                                    -------

     7.1 Membership Status; Resignation. A Transfer by a Member of all of such
         ------------------------------
Member's Units shall be deemed to be a resignation by such Member effective upon consummation of such Transfer and such Member shall not be entitled to any distributions or payments of any kind from the Company as a consequence of such transfer and the transferee shall be entitled to succeed to the rights, benefits and interests in all such Units. Transfers may only be made pursuant to Article
                                                                        -------
XI hereof. To the fullest extent permitted by law, a Member may not resign or
--
withdraw as a Member of the Company without the consent of the Managing Member, which consent may be withheld in its sole discretion.

     7.2 No Participation in Management. The management of the business and
         ------------------------------
affairs of the Company shall be vested in whole in the Managing Member in accordance with Article VI of this Agreement. Except with respect to the
                ----------
execution and filing of the Certificate, as otherwise specifically provided by this Agreement or required by the Act, no Member, acting solely in the capacity of Member, shall participate in the management of or be an agent of the Company or have any authority to act for or bind the Company.

     7.3 Voting Rights Generally; Voting of Units. Except as expressly
         --------------------------
provided in this Agreement or as may be required by the Act, Members shall have no voting, approval or consent rights. Each Member shall be entitled to one (1) vote for each Unit held by such Member upon any matter upon which Members are entitled to vote submitted to a vote at a meeting of the Members called by the Managing Member. Any action required to, or which may be, taken by Members may be taken without a meeting if consented thereto in a writing setting forth the action so taken and signed by the Members who constitute a Required Interest and who are entitled to vote with respect to the subject matter thereof.

     7.4 Conflicts of Interest. The Company may transact business with any
         ---------------------
Member, its Affiliates and each of their respective stockholders, directors, officers, controlling persons, members, partners and employees; provided, the terms of those transactions are no less favorable than those the Company could obtain from unrelated third parties or are approved by a majority of the Members who have no direct or indirect interest in that transaction.

     7.5 Outside Activities. Each Member of the Company, in its capacity as
         ------------------
such, its Affiliates and each of their respective stockholders, directors, officers, controlling persons, members, partners and employees may at any time and from time to time may engage in and own interests in other business ventures of any and every type and description, independently or with others (including ones in competition with the Company) with no obligation to offer to the Company or any other Member or officer the right to participate therein. Neither the Company nor any Member of the Company shall have any rights by virtue of this Agreement or the limited liability company relationship created hereby in any such business interests or activities of any such Person.

     7.6 Confidentiality. Each Member agrees to maintain the confidentiality
         ---------------
of all proprietary, nonpublic information, documents and materials relating to the business of the Company or any of its Subsidiaries which the Member now or in the future may possess, except to the extent disclosure of any such information is required by law or authorized by the Company or reasonably occurs in connection with disputes over the terms of this Agreement.


                                 ARTICLE  VIII

                        EXCULPATION AND INDEMNIFICATION
                        -------------------------------

     8.1 Exculpation. No Member (including the Managing Member) shall have
         -----------
any duty to the Company or to any Member of the Company except as expressly set forth herein. No Member (including the Managing Member) shall be liable to any other Member or the Company for any loss or damage suffered by the Company or any Member unless such loss or damage is caused by such Member's gross negligence, willful misconduct, intentional violation of law or material breach of this Agreement. No Member (including the Managing Member) shall be liable for errors in judgment or for any acts or omissions that do not constitute gross negligence, willful misconduct, intentional violation of law or material breach of this Agreement. Any Member (including the Managing Member) may consult with counsel and accountants in respect of Company affairs, and provided such Member acts in good faith reliance upon the advice or opinion of such counsel or accountants, such Member shall not be liable for any loss or damage suffered by the Company or any Member in reliance thereon. The preceding sentence shall in no way limit any Person's right to rely on information to the extent provided in
Section 18-406 of the Act.

     8.2 Right to Indemnification. Subject to the limitations and conditions
         ------------------------
as provided in this Article VIII, each Person who was or is made a party or is
                    ------------
threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative (hereinafter a "Proceeding"), or any appeal in such a Proceeding or
                            ----------
any inquiry or investigation that could lead to such a Proceeding, by reason of the fact that such Person, or a Person of whom such Person is the legal representative, is or was a Member of the Company or while a Member of the Company is or was serving at the request of the Company as a manager, director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic limited liability company, corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, shall be indemnified by the Company (to the extent of the Company's assets and without requiring any additional Capital Contributions not otherwise required by this Agreement) to the fullest extent permitted under applicable law, as the same exist or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Company to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment) against judgments, penalties (including excise and similar taxes and punitive damages), fines, settlements and reasonable expenses (including, without limitation, attorneys'
fees) actually incurred by such Person in connection with such
Proceeding; provided that (a) such Person's course of conduct was pursued in
           --------------
good faith and believed by such Person to be in the best interests of the Company and (b) such course of conduct did not constitute gross negligence or willful misconduct on the part of such Person and otherwise was in accordance with the terms of this Agreement. Indemnification under this Article VIII shall
                                                             ------------
continue as to a Person who has ceased to serve in the capacity which initially entitled such Person to indemnity hereunder. The rights granted pursuant to this Article VIII shall be deemed contractual rights, and no amendment,
     ------------
modification or repeal of this Article VIII shall have the effect of limiting or
                               ------------
denying any such rights with respect to actions taken or Proceedings arising prior to any amendment, modification or repeal. It is expressly acknowledged that the indemnification provided in this Article VIII could involve
                                          ------------
indemnification for negligence or under theories of strict liability.

     8.3 Advance Payment. The right to indemnification conferred in this
         ---------------
Article VIII shall include the right to be paid or reimbursed by the Company the
------------
reasonable expenses incurred by a Person of the type entitled to be indemnified under Section 8.2 who was, is or is threatened to be made a named defendant or
      -----------
respondent in a Proceeding in advance of the final disposition of the Proceeding and without any determination as to the Person's ultimate entitlement to indemnification; provided, however, that the payment of such expenses incurred by any such Person in advance of the final disposition of a Proceeding shall be made only upon delivery to the Company of a written affirmation by such Person of his or her good faith belief that he has met the standard of conduct necessary for indemnification under Article VIII and a written undertaking, by
                                    ------------
or on behalf of such Person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified Person is not entitled to be indemnified under this Article VIII or otherwise.
                       ------------

     8.4 Indemnification of Employees and Agents. The Company shall indemnify
         ---------------------------------------
and advance expenses to any officer, director, partner, employee, agent of the Managing Member or of any other Member or the Company to the same extent and subject to the same conditions that it may indemnify and advance expenses to the Members including the Managing Member under this Article VIII.
                                                 ------------

     8.5 Appearance as a Witness. Notwithstanding any other provision of this
         -----------------------
Article VIII, the Company may pay or reimburse reasonable out-of-pocket expenses
------------
incurred by any Member including the Managing Member or such Managing Member's officers, directors, employees, partners and agents in connection with such Person's appearance as a witness or other participation in a Proceeding related to or arising out of the business of the Company at a time when such Person is not a named defendant or respondent in the Proceeding.

     8.6 Nonexclusivity of Rights. The right to indemnification and the
         ------------------------
advancement and payment of expenses conferred in this Article VIII shall not be
                                                      ------------
exclusive of any other right which a Person indemnified pursuant to this Article
                                                                         -------
VIII may have or hereafter acquire under any law (common or statutory), any
----
agreement, any provision of the Certificate or this Agreement, any vote of Members or otherwise.

     8.7 Savings Clause. If this Article VIII or any portion hereof shall be
         --------------          ------------
invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify and hold harmless each Person indemnified pursuant to this Article VIII as to costs, charges and expenses (including
                 ------------
attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this
Article VIII that shall not have been invalidated and to the fullest extent
------------
permitted by applicable law.


                                  ARTICLE IX

                                     TAXES
                                     -----

     9.1 Tax Returns. The Company shall cause to be prepared and filed all
          -----------
necessary federal and state income tax returns for the Company, including making any elections the Managing Member may deem appropriate and in the best interests of the Members. Each Member shall furnish to the Managing Member all pertinent information in its possession relating to Company operations that is necessary to enable the Company's income tax returns to be prepared and filed.

     9.2 Tax Matters Partner. The Managing Member shall be the "tax matters
          -------------------
partner" of the Company pursuant to Section 6231(a)(7) of the Code (the "Tax
                                                                         ---
Matters Member"). The Tax Matters Member is authorized to represent the Company
--------------
before the Internal Revenue Service and any other governmental agency with jurisdiction, and to sign such consents and to enter into settlements and other agreements with such agencies as the Managing Member deems necessary or advisable.


                                  ARTICLE X

                                BOOKS, REPORTS
                                --------------

    10.1 Maintenance of Books. The Company shall keep appropriate books and
         --------------------
records of accounts and shall keep appropriate minutes of the proceedings of its Members and any committees. The Fiscal Year of the Company shall be the calendar year.

    10.2 Member Tax Information. Within forty-five (45) days after the end of
         ----------------------
each Taxable Year, the Company will cause to be delivered to each Person who was a Member at any time during such Taxable Year a Form K-1 and such other information, if any, with respect to the Company as may be necessary for the preparation of such Member's federal, state and local income tax returns.


                                  ARTICLE XI

                                   TRANSFERS
                                   ---------

     11.1 Assignment by Members. Subject to Section 3.5(b) regarding the rights
          ---------------------             --------------
of Elkin to allocate Units contained in the Pool, no Management Holder shall transfer any Management Units of the Company, or offer to Transfer all or any part of such Management Holder's Management Units of the Company (whether voluntarily or involuntarily) without the consent of the Managing Member, which consent may be withheld in the Managing Member's sole discretion, except for a transfer of Management Units to the Company to be allocated to the Pool. Each transferee of Units or other interest in the Company shall as a condition prior to such Transfer execute a joinder agreement in a form satisfactory to the Managing Member pursuant to which such transferee shall agree to be bound by the provisions of this Agreement (it being understood that any such Transfer shall have the effect of Transferring an economic interest in such Units and shall not have the effect of Transferring any other rights of a Member unless such Transferee is admitted as a substitute Member pursuant to Section 11.3). Any Transfer by a Member of any
                                ------------
part of Units to a Person who is not a Member shall not relieve such Member of any of its obligations with respect to such Units.

     11.2 Void Transfers. Any Transfer by any Member of any Units or other
          --------------
interest in the Company (a) in contravention of this Agreement (including, without limitation, the failure of the transferee to execute a counterpart in accordance with Section 11.1), or (b) which would cause the Company to not be treated as a partnership for U.S. federal income tax purposes, shall be void and ineffectual and shall not bind or be recognized by the Company or any other party. No purported assignee pursuant to a void transfer shall have any right to any profits, losses or distributions of the Company.

     11.3 Substituted Member.
          ------------------

     (a) An assignee of any Units or other interest in the Company held by a Member, or any portion thereof, shall become a substituted Member entitled to all the rights of a Member if and only if the assignor gives the assignee such right, and prior written consent to such assignment and substitution has been obtained from the Managing Member, which consent may be withheld in such Managing Member's sole discretion.

     (b) The Company and the Members shall be entitled to treat the record owner of any Units or other interest in the Company as the absolute owner thereof and shall incur no liability for distributions of cash or other property made in good faith to such owner until such time as a written assignment of such Units or other interest in the Company, which assignment is permitted pursuant to the terms and conditions of Section 11.1 and Section 11.3 hereof, has been received
                        ------------     ------------
and accepted by the Managing Member and recorded on the books of the Company.

     (c) Upon the admission of a substituted Member, Schedule A attached hereto
                                                     ----------
shall be amended to reflect the name, address and Units of such substituted Member and to eliminate the name and address of and other information relating to the assigning Member with regard to the assigned Units.

     11.4 Effect of Assignment.
          --------------------

     (a) Any Member who shall make a permitted assignment under this Agreement of any Units or other interest in the Company shall cease to be a Member of the Company with respect to such Units or other interest and shall no longer have any rights or privileges of a Member with respect to such Units or other interest, except that unless and until the assignee of such Member is admitted as a substituted Member in accordance with the provisions of this Article XI,
                                                                  ----------
such assigning Member shall retain the statutory rights and obligations of an assignor member under applicable law, including, but not by way of limitation, the right to vote.

     (b) Any Person who acquires in any manner whatsoever any Units or other interest in the Company, irrespective of whether such Person has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have agreed to be subject to and bound by of all the terms and conditions of this Agreement that any predecessor in such Units or other interest in the Company of such Person was subject to or by which such predecessor was bound. With respect to a permitted assignment, the Company shall use the "closing of the books method" for all allocation purposes.

     (c) Following an assignment of any Units or other interest that is permitted under this Agreement, the transferee of such Units or interest shall be treated as having made all of the Capital Contributions in respect of, and received all of the distributions received in respect of, such Units or interest, shall succeed to the Capital Account associated with such Units or interest and shall receive allocations and distributions under Articles V and
                                                               ----------
XII in respect of such Units or interest as if such transferee were a Member.
---

          11.5 Permitted Transfers. Subject in all events to the general
               -------------------
restrictions on Transfers contained in Sections 11.1, 11.2 and 11.3, the
                                       -------------  ----     ----
restrictions contained in the first sentence of Section 11.1 shall not apply to
                                                ------------
any Transfer of Units by any Unitholder among such Unitholder's Permitted Transferees so long as such Permitted Transferee shall agree in writing to be bound by the provisions of this Agreement prior to any such Transfer.

          11.6 Deliveries for Transfer.
               -----------------------

     (a) In connection with the Transfer of any Restricted Securities, the holder thereof will deliver written notice to the Company describing in reasonable detail the Transfer or proposed Transfer. In addition, in the case of any Certificated Units (as defined below), if the holder of such Restricted Securities delivers to the Company an opinion of counsel satisfactory to the Company that no subsequent Transfer of such Restricted Securities will require registration under the Securities Act, the Company will promptly upon such contemplated Transfer deliver new certificates or instruments, as the case may be, for such Restricted Securities which do not bear the restrictive legend relating to the Securities Act as set forth below. If the Company is not required to deliver new certificates or instruments, as the case may be, for such Restricted Securities not bearing such legend, the holder thereof will not Transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section
                                                                         -------
11.6.
----

     (b) Notwithstanding any other provisions of this Article XI, no Transfer of
                                                      ----------
Units or any other interest in the Company may be made unless in the opinion of counsel (who may be counsel for the

Company), satisfactory in form and substance to the Managing Member and counsel for the Company (which opinion may be waived, in whole or in part, at the discretion of the Managing Member), such Transfer would not violate any federal securities laws or any state or provincial securities or "blue sky" laws (including any investor suitability standards) applicable to the Company or the interest to be transferred, or cause the Company to be required to register as an Investment Company under the Investment Company Act of 1940, as amended. Such opinion of counsel shall be delivered in writing to the Company prior to the date of the Transfer.

     11.7 Prospective Transferees. Subject to the terms of this Agreement, the
          -----------------------
Company agrees to cooperate, as may reasonably be requested, in order to provide any information and access to any information to any prospective transferee in connection with a proposed Transfer.

     11.8 Legend. In the event that certificates representing the Units are
          ------
issued ("Certificated Units"), such certificates will bear a legend stating that
         ------------------
the Transfer of the Units is subject to the conditions specified in this Agreement.

     11.9 Effective Date. Any Transfer and any related admission of a Person as
          --------------
a Member in compliance with this Article XI shall be deemed effective on such
                                 ----------
date that the transferee or successor in interest complies with the requirements of this Agreement.


                                  ARTICLE XII

                   DISSOLUTION, LIQUIDATION AND TERMINATION
                   ----------------------------------------

      12.1 Dissolution. The Company shall be dissolved and its affairs shall be
           -----------
wound up on the first to occur of the following:

     (a) the expiration of its term pursuant to Section 2.5;
                                                -----------

     (b) prior to April 25, 2002, the written consent of the Required Interests to dissolve the Company;

     (c) after April 25, 2002, the written determination of the Managing Member (in its self-discretion) to dissolve the Company;

     (d) upon the determination of the Managing Member in the event of a sale of all or substantially all the Company's assets or in the event the Company no longer owns any securities of CTN; and

     (e) the entry of a decree of judicial dissolution of the Company under
Section 18-802 of the Act.

The death, retirement, resignation, expulsion, incapacity, bankruptcy or dissolution of a Member, or the occurrence of any other event that terminates the continued membership of a Member in the Company, shall not cause a dissolution of the Company, and the Company shall continue in existence subject to the terms and conditions of this Agreement.

      12.2 Liquidation and Termination. On dissolution of the Company, the
           ---------------------------
Managing Member shall act as liquidator or may appoint one or more Members as liquidator. The liquidator(s) shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as a Company expense. Until final distribution, the liquidator(s) shall continue to operate the Company properties with all of the power and authority of the Managing Member and the Members. The steps to be accomplished by the liquidators are as follows:

     (a) as promptly as possible after dissolution and again after final liquidation, the liquidator(s) shall cause a proper accounting to be made by a recognized firm of certified public accountants of the Company's assets, liabilities and operations through the last day of the calendar month in which the dissolution occurs or the final liquidation is completed, as applicable;

     (b) the liquidator(s) shall cause the notice described in the Act to be mailed to each known creditor of and claimant against the Company in the manner described thereunder;

     (c) the liquidator(s) shall pay, satisfy or discharge from Company funds all of the debts, liabilities and obligations of the Company (including, without limitation, all expenses incurred in liquidation) or otherwise make adequate provision for payment and discharge thereof (including, without limitation, the establishment of a cash fund for contingent liabilities in such amount and for such term as the liquidator(s) may reasonably determine); and

     (d) the remaining assets of the Company (the "Remaining Assets") shall be
                                                   ----------------
distributed to the Members in accordance with Sections 5.2 through 5.4 and 5.6
                                              --------------------------------
hereof. The Remaining Assets shall be distributed by the end of the taxable year of the Company during which the liquidation of the Company occurs (or, if later, 90 days after the date of the liquidation).

All distributions in kind to the Members shall be made subject to the liability of each distributee for costs, expenses and liabilities theretofore incurred or for which the Company has committed prior to the date of termination, and those costs, expenses and liabilities shall reduce the amount to be distributed to the distributees in accordance with Sections 5.2 through 5.4 and 5.6 pursuant to
                                ------------------------     ---
this Section 12.2.  The distribution of cash and/or property to a Member in
     ------------
accordance with the provisions of this Section 12.2 constitutes a complete
                                       ------------
return to the Member of its Capital Contributions and a complete distribution to the Member of its interest in the Company and all the Company's property and constitutes a compromise to which all Members have consented within the meaning of the Act. To the extent that a Member returns funds to the Company, it has no claim against any other Member for those funds. Any Company assets distributed in kind will first be written up or down to their fair market value, thus creating Profits or Losses (if any), which shall be allocated in accordance with

Section 5.5.
-----------

      12.3 Management Holder Give Back.
           ---------------------------

     (a)  If, subsequent to the making of any distribution pursuant to Section
                                                                       -------
5.2(d) through (g), one or more Post-Distribution Class A Capital Contributions
------         ---
occurred, then, after the final distribution
of assets of the Company among the Members as provided in Section 12.2 and
                                                          ------------
Article V, the following Capital Contributions and distributions shall be made:
---------

     (i) To the extent that the amount that would otherwise have been distributed to holders of Class B Management Units pursuant to Section 5.2(f)
                                                               --------------
and (g) and Section 12.2(d) was not reduced in distributions subsequent to such
    ---     ---------------
Post-Distribution Class A Capital Contributions by an amount equal to the excess described in Section 5.2(h)(i), then (A) the holders of Class B Management Units
             -----------------
shall make a Capital Contribution to the Company (pro rata according to their respective ownership of Class B Management Units) in an amount equal to the lesser of (I) the extent to which such reduction was less than such excess described in Section 5.2(h)(i) or (II) the aggregate amount distributed to
             -----------------
holders of Class B Management Units pursuant to Sections 5.2, 5.4(b) and 12.2(d)
                                                --------------------     -------
(but, with respect to distributions pursuant to Section 5.4(b), only to the
                                                -----------
extent such distributions were made with respect to distributions that would have been made pursuant to Section 5.2, but for the first sentence of Section
                           -----------                                -------
5.4(b)), and (B) the amount contributed to the Company pursuant to clause (A) of
------
this Section 12.3(a)(i) shall be distributed in accordance with Section 5.2(a)
     ------------------                                         --------------
through (e), and
-----------

     (ii) To the extent that the amount that would otherwise have been distributed to holders of Class A Management Units pursuant to Section 5.2(d)
                                                               --------------
through (g) and Section 12.2(d) was not reduced in distributions subsequent to
        ---     ---------------
such Post-Distribution Class A Capital Contributions by an amount equal to the excess described in Section 5.2(h)(ii), then (A) the holders of Class A
                    ------------------
Management Units shall make a Capital Contribution to the Company (pro rata according to their respective ownership of Class A Management Units) in an amount equal to the lesser of (I) the extent to which such reduction was less than such excess described in Section 5.2(h)(ii) or (II) the aggregate amount
                              ------------------
distributed to holders of Class A Management Units pursuant to Sections 5.2,
                                                               -------------
5.4(a) and 12.2(d) (but, with respect to distributions pursuant to Section
------     -------                                                 -------
5.4(a), only to the extent such distributions were made with respect to
------
distributions that would have been made pursuant to Section 5.2 but for the
                                                    -----------
first sentence of Section 5.4(a)), and (B) the amount contributed to the Company
                  --------------
pursuant to clause (A) of this Section 12.3(a)(ii) shall be distributed in
                               -------------------
accordance with Section 5.2(a) and (b).
                ----------------------

     (b)  If, subsequent to the making of any distribution pursuant to Section
                                                                       -------
5.3(c) through (f), one or more Post-Distribution Capital Contributions
------         ---
occurred, then, after the final distribution of assets of the Company among the Members as provided in Section 12.2 and Article V, the following Capital
                       ------------     ---------
Contributions and distributions shall be made:

     (i) To the extent that the amount that would otherwise have been distributed to holders of Class B Management Units pursuant to Section 5.3(d)
                                                               --------------
through (f) and Section 12.2(d) was not reduced in distributions subsequent to
        ---     ---------------
such Post-Distribution Class B Capital Contributions by an amount equal to the excess described in Section 5.3(g)(i), then (A) the holders of Class B
                            ---------
Management Units shall make a Capital Contribution to the Company (pro rata according to their respective ownership of Class B Management Units) in an amount equal to the lesser of (I) the extent to which such reduction was less than such excess described in Section 5.3(g)(i) or (II) the aggregate amount
                              -----------------
distributed to holders of Class B Management Units pursuant to Sections 5.3,
                                                               -------------
5.4(b) and 12.2(d) (but, with respect to distributions pursuant to Section
------     -------                                                 -------
5.4(b), only to the extent such distributions were made with respect to distributions that would have been made pursuant to Section 5.3 but for the
                                                    -----------
first sentence of Section 5.4(b)), and (B) the amount contributed to the Company
                  --------------
pursuant to clause (A) of this Section 12.3(b)(i) shall be distributed in
                               ------------------
accordance with Section 5.3(a) through (d);  and
                --------------------------

     (ii) To the extent that the amount that would otherwise have been distributed to holders of Class A Management Units pursuant to Section 5.3(c)
                                                               --------------
through (f) and Section 12.2(d) was not reduced in distributions subsequent to
        ---     ---------------
such Post-Distribution Class B Capital Contributions by an amount equal to the excess described in Section 5.3(g)(ii) then (A) the holders of Class A
                    ------------------
Management Units shall make a Capital Contribution to the Company (pro rata according to their respective ownership of Class A Management Units) in an amount equal to the lesser of (I) the extent to which such reduction was less than such excess described in Section 5.3(g)(ii) or (II) the aggregate amount
                              ------------------
distributed to holders of Class A Management Units pursuant to Sections 5.3,
                                                               -------------
5.4(a) and 12.2(d) (but, with respect to distributions pursuant to Section
------     -------                                                 -------
5.4(a), only to the extent such distributions were made with respect to
------
distributions that would have been made pursuant to Section 5.3 but for the
                                                    -----------
first sentence of Section 5.4(a)), and (B) the amount contributed to the Company
                  --------------
pursuant to clause (A) of this Section 12.3(b)(ii) shall be distributed in
                               -------------------
accordance with Section 5.3(a) and (b).
                ----------------------

     12.4 Deficit Capital Accounts. Except as otherwise provided in Section
          ------------------------                                  -------
12.3, and notwithstanding any custom or rule of law to the contrary, to the
----
extent that any Member has a deficit Capital Account balance, upon dissolution of the Company such deficit shall not be an asset of the Company and such Members shall not be obligated to contribute such amount to the Company to bring the balance of such Member's capital account to zero.

     12.5 Cancellation of Certificate. On completion of the distribution of
           ---------------------------
Company assets as provided herein, the Company is terminated, and the Managing Member (or such other Person or Persons as the Act may require or permit) shall file a certificate of cancellation with the Secretary of State of Delaware, cancel any other filings made pursuant to Section 2.5 and take such other
                                          -----------
actions as may be necessary to terminate the Company.

                                 ARTICLE  XIII

                              GENERAL PROVISIONS
                              ------- ----------

     13.1    Notices.  Except as expressly set forth to the contrary
               -------
in this Agreement, all notices, requests or consents provided for or permitted to be given under this Agreement must be in writing and shall be deemed delivered: (a) upon delivery if delivered in person; (b) three (3) business days after deposit in the United States mail, addressed to the recipient, postage paid, and registered or certified with return receipt requested; (c) upon transmission if sent via telecopier, with a confirmation copy sent via overnight mail, provided that confirmation of such overnight delivery is
                -------------
received; or (d) one (1) business day after deposit with a national overnight courier provided that confirmation of such overnight delivery is received. All
        -------------
notices, requests and consents to be sent to a Member must be sent to or made at the address given for that Member on Schedule A, or such other address as that
                                     ----------
Member may specify by notice to the other Members. Any notice, request, or consent to the Company or the Managing Member must be given to the Managing Member at the address for the Managing Member set forth on Schedule A. Whenever
                                                           ----------
any notice is required to be given by law, the Certificate or this Agreement, a written waiver thereof, signed by the Person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

     13.2 Entire Agreement. This Agreement constitutes the entire agreement of
          ----------------
the Members and their Affiliates relating to the Company and supersedes all prior contracts or agreements with respect to the Company, whether oral or written.

     13.3 Effect of Waiver or Consent. A waiver or consent, express or
          ---------------------------
implied, to or of any breach or default by any Person in the performance by that Person of its obligations with respect to the Company is not a consent or waiver to or of any other breach or default in the performance by that Person of the same or any other obligations of that Person with respect to the Company. Failure on the part of a Person to complain of any act of any Person or to declare any Person in default with respect to the Company, irrespective of how long that failure continues, does not constitute a waiver by that Person of its rights with respect to that default until the applicable statute-of-limitations period has run.

     13.4 Amendment, Modification or Waiver. Except as otherwise expressly
          ---------------------------------
provided herein, this Agreement may be amended, modified or waived from time to time only by a written instrument adopted by the Managing Member; provided, however, that (a) except as otherwise expressly provided herein, an amendment or modification reducing disproportionately a Member's Units or other interest in profits or losses or in distributions or increasing a Member's Capital Contribution shall be effective only with that Member's consent, (b) an amendment, modification or waiver to this Agreement which affects the liabilities, obligations or rights of a particular class of Units in a manner which is more adverse than such amendment, modification or waiver affects the rights of all classes of Units shall be effective only with the consent of the holders of a majority of the outstanding Units of such class, and (c) an amendment, modification or waiver reducing the Required Interests for any consent or vote in this Agreement shall be effective only with the consent or vote of Members having the interest theretofore required, and provided further that the Managing Member may amend and modify the provisions of this Agreement and Schedule A hereto to the extent necessary to reflect the issuance of new
    ----------
Units or other interests in the Company as contemplated by Section 3.5 as
                                                           -----------
determined in good faith by the Managing Member.

     13.5 Binding Effect. Subject to the restrictions on Transfers set forth
          --------------
in this Agreement, this Agreement is binding on and shall inure to the benefit of the Members and their respective heirs, legal representatives, successors and assigns.

     13.6 Governing Law; Severability. THIS AGREEMENT IS GOVERNED BY AND SHALL
          ---------------------------
BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AGREEMENT TO THE LAW OF ANOTHER JURISDICTION. In the event of a direct conflict between the provisions of this Agreement and any provision of the Certificate or any mandatory provision of the Act, the applicable provision of the Certificate or the Act shall control. If any provision of this Agreement or the application thereof to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of that provision to other Persons or circumstances is not affected thereby and that provision shall be enforced to the greatest extent permitted by law.

     13.7 Further Assurances. In connection with this Agreement and the
          ------------------
transactions contemplated hereby, each Member shall execute and deliver any additional documents and instruments and perform any additional acts that may be necessary or appropriate to effectuate and perform the provisions of this Agreement and those transactions.

     13.8 Waiver of Certain Rights. Each Member irrevocably waives any right
          ------------------------
it may have to demand any distributions or withdrawal of property from the Company or to maintain any action for dissolution of the Company or for partition of the property of the Company.

     13.9 Indemnification and Reimbursement for Payments on Behalf of a
          -------------------------------------------------------------
Member. If the Company is obligated to pay any amount to a governmental agency
------
(or otherwise makes a payment) because of a Member's status or otherwise specifically attributable to a Member (including, without limitation, federal, state or local withholding taxes, state personal property taxes, state unincorporated business taxes, state personal property replacement taxes, etc.), then such Member (the "Indemnifying Member") shall indemnify the Company in full
                       -------------------
for the entire amount paid (including, without limitation, any interest, penalties and expenses associated with such payments). The amount to be indemnified shall be charged against the Capital Account of the Indemnifying Member, and, at the option of the Members, either:
                                           ------

     (a) promptly upon notification of an obligation to indemnify the Company, the Indemnifying Member shall make a cash payment to the Company equal to the full amount to be indemnified (and the amount paid shall be added to the Indemnifying Member's Capital Account but shall not be treated as a Capital Contribution), or
               --

     (b) the Company shall reduce distributions which would otherwise be made to the Indemnifying Member, until the Company has recovered the amount to be indemnified (and, notwithstanding Section 4.1, the amount withheld shall not be
                                  -----------
treated as a Capital Contribution).

     The provisions of this Section 13.9 shall survive a liquidation,
                            ------------
dissolution or termination of the Company.

     13.10 Notice to Members of Provisions. By executing this Agreement, each
           -------------------------------
Member acknowledges that it has actual notice of (i) all of the provisions hereof (including, without limitation, the restrictions on the transfer set forth in Article XI) and (ii) all of the provisions of the Certificate.

     13.11 Counterparts. This Agreement may be executed in multiple
           ------------
counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument.

     13.12 Consent to Jurisdiction. Each Member irrevocably submits to the
           -----------------------
non-exclusive jurisdiction of the United States District Court for the Northern District of Illinois and the state courts of the State of Illinois, sitting in Chicago, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each Member further agrees that service of any process, summons, notice or document by U.S. certified or registered mail to such Member's respective address set forth above shall be effective service of process in any action, suit or proceeding in Illinois with respect to any matters to which it has submitted to jurisdiction as set forth above in the immediately preceding sentence. Each Member irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the United States District Court for the Northern District of Illinois or the state courts of the State of Illinois, sitting in Chicago, and hereby irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

     13.13 Headings. The headings used in this Agreement are for the purpose
           --------
of reference only and will not otherwise affect the meaning or interpretation of any provision of this Agreement.

     13.14 Remedies. The Company and the Members shall be entitled to enforce
           --------
their rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement (including costs of enforcement) and to exercise any and all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company or any Member may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation or threatened violation of the provisions of this Agreement.

     13.15 Parties in Interest. Except as expressly provided in the Act,
           -------------------
nothing in this Agreement shall confer any rights or remedies under or by reason of this Agreement on any Persons other than the Members and their respective successors and assigns nor shall anything in this Agreement relieve or discharge the obligation or liability of any other Person to any party to this Agreement, nor shall any provision give any other Person any right of subrogation or action over or against any party to this Agreement.

                        *     *     *     *     *     *

     IN WITNESS WHEREOF, the Members have executed this Fourth Amended and Restated Limited Liability Company Agreement as of the date first set forth above.

                      MEMBERS:

                      WILLIS STEIN & PARTNERS, L.P.

                      By:  Willis Stein & Partners, L.L.C.
                           Its: General Partner


                      By:  /s/ Daniel M. Gill
                          -------------------------
                           Daniel M. Gill
                           Its: Managing Director



                      WILLIS STEIN & PARTNERS II, L.P.

                      By:  Willis Stein & Partners Management II, L.P.
                      Its: General Partner

                      By:  Willis Stein & Partners Management II, L.L.C.
                      Its: General Partner


                      By:  /s/ Daniel M. Gill
                          -------------------------
                           Daniel M. Gill
                           Its: Managing Director


                      WILLIS STEIN & PARTNERS DUTCH, L.P.

                      By:  Willis Stein & Partners Management II, L.P.
                      Its: General Partner

                      By:  Willis Stein & Partners Management II, L.L.C.
                      Its: General Partner

                      By:  /s/ Daniel M. Gill
                          -------------------------
                           Daniel M. Gill
                           Its: Managing Director

                                        /s/ Hollis W. Rademacher
                                        _______________________________
                                        Hollis W. Rademacher



                                        /s/ Jason Elkin
                                        _______________________________
                                        Jason Elkin



                                        /s/ Joseph D. Gersh
                                        _______________________________
                                        Joseph D. Gersh



                                        /s/ James Harder
                                        _______________________________
                                        James Harder



                                        /s/ Thomas Gatti
                                        _______________________________
                                        Thomas Gatti



                                        /s/ Peter Kauff
                                        _______________________________
                                        Peter Kauff



                                        /s/ Patrick Doran
                                        _______________________________
                                        Patrick Doran



                                        /s/ Sergio Zyman
                                        _______________________________
                                        Sergio Zyman



                                        /s/ Martin Grant
                                        _______________________________
                                        Martin Grant



                                        /s/ George Giatzis
                                        _______________________________
                                        George Giatzis

                                   SCHEDULE B

                                   [TO COME]

U-C Holdings, LLC
7/21/99
Schedule of Investor Units
--------------------------------------------------------------



                                                                                  Pledged
Jason Elkin              Issue Date          Maturity Date        Amount           Units        Status      Purpose
-----------              -----------         --------------       ------           -----        ------      -------
       Note               12-May-97             1-Jan-03          $333,333.40     333,334                 Initial Investment
       Note               20-May-98             1-Jan-03          $180,834.00     166,667                 Purchase from Dobson
       Note                2-Oct-98             1-Jan-03          $283,057.00     283,057                 Rights Offering
                                                                  $797,224.40



                                                                                  Pledged
Peter Kauff              Issue Date          Maturity Date        Amount           Units        Status
-----------              -----------         --------------       ------           -----        ------
       Note                2-Oct-98             1-Jan-03           $94,352.00    [_______]
       Note               20-May-98             1-Jan-03          $180,834.00     166,666                 Purchase from Dobson
                                                                  $275,186.00     #VALUE!                 (diference is due to
                                                                                                          accrued interest).


                                                                                  Pledged
Joseph Gersh             Issue Date          Maturity Date        Amount           Units        Status      Purpose
------------             -----------         --------------       ------           -----        ------      -------
       Note               12-May-97             1-Jan-03          $333,333.30     333,333       expired   Initial Investment
       Note                2-Oct-98             1-Jan-03          $188,704.00     166,667                 Rights Offering
                                                                  $522,037.30     $500,000.00             (diference is due to
                                                                                                          accrued interest).


                                                                                  Pledged
John Dobson              Issue Date          Maturity Date        Amount           Units        Status      Purpose
-----------              -----------         --------------       ------           -----        ------      -------
       Note               12-May-97             12-May-98         $333,333.30     333,333       expired   Initial Investment
                                                                                 forfeited

U-C Holdings, LLC
7/21/99
Schedule of Investor Units
-----------------------------------------------------

                                         [FT 1]
                         Original       Original   John Dobson    John Dobson        Rights
                        Investment    Investment   Transfer on    Transfer on      Offering
                         (units)       (dollars)       (units)      (dollars)       (units)
                         4/25/97         4/25/97       5/20/98        5/20/98        7/2/98
                       -----------   -----------   -----------    -----------   -----------

Willis Stein            15,200,000   $15,200,000             0             $0     8,604,918
Hollis Rademacher           75,000       $75,000             0             $0        42,458
Jason Elkin                333,334      $333,334       166,667       $180,834       283,057
Joseph Gersh               333,333      $333,333             0             $0       188,704
Peter Kauff                      0            $0       166,666       $180,834        94,352
John Dobson                333,333      $333,333      (333,333)            $0             0
John DeSimon                     0            $0             0             $0             0
James Harder                     0            $0             0             $0             0
Mark Goldstein                   0            $0             0             $0             0
Marisusan Trout                  0            $0             0             $0             0
Thomas Gatti                     0            $0             0             $0             0
Sergio Zyman                     0            $0             0             $0             0
Pat Doran                        0            $0             0             $0             0
George Giatzis                   0            $0             0             $0             0

                        --------------------------------------------------------------------
   total                16,275,000   $16,275,000             0       $361,668     9,213,489
                        ====================================================================

                                                                      Total           Total
                            Rights    Joseph Gersh  Joseph Gersh     Class A         Class A
                          Offering    Transfer on   Transfer on   Investor Units   Investor Units
                         (dollars)       (units)     (dollars)        (units)       (dollars)
                          7/2/98        2/19/99       2/19/99        7/15/99         7/15/99
                       -----------    -----------   -----------   --------------   --------------

Willis Stein            $8,604,918              0            $0       23,804,918   $23,804,918
Hollis Rademacher          $42,458              0       117,458                       $117,458
Jason Elkin                522,037      1,305,095      $514,168
Joseph Gersh              (522,037)             0      $333,333
Peter Kauff                      0        261,018      $180,834
John Dobson                      0              0      $333,333
John DeSimon                     0              0            $0
James Harder                     0              0            $0
Mark Goldstein                   0              0            $0
Marisusan Trout                  0              0            $0
Thomas Gatti                     0              0            $0
Sergio Zyman                     0              0            $0
Pat Doran                        0              0            $0
George Giatzis                   0              0            $0


                        -----------------------------------------------------------------------
   total                $8,647,376              0            $0       25,488,489   $25,284,044
                        =======================================================================



FT 1: Jason Elkin issued a Promissory Note on May 12, 1997 due on May 12 1998 for $333,333.40 for his purchase of Investor Units Jospeh Gerh issued a Promissory Note on May 12, 1997 due on May 12 1998 for $333,333.30 for his purchase of Investor Units John Dobson issued a Promissory Note on May 12, 1997 due on May 12 1998 for $333,333.30 for his purchase of Investor Units

Note 1: J. Dobson forfeited his Class A Investor Units for failure to pay the purchase price pursuant to the Management Note and the Payment and Release Agreement. One half of his Investor Units was reissued by the Company to Jason Elkin and the other half to Peter Kauff for $180,834 each pursuant to the First Amendment to the Second Amended and Restated Limited Liability Company Agreement, dated as of May 20, 1999.

Note 2: J. Gersh transferred all of his Investor Units to Jason Elkin pursuant to a Payment Agreement and General Release, dated as of 2/19/99, and pursuant to the Note dated 2/12/97 and related Pledge Agreement and the Note dated 5/12/97 and the related Pledge Agreement.

SCHEDULE A - As of August 31, 1999
----------------------------------

-----------------------------------------------------------------------------------------------------------------------------

                                                                            Capital Account with
    Name and Address of                 Number of Class A Investor         respect to the Class A              % of Class A
          Members                                 Units                        Investor Units                 Investor Units
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners, L.P.
227 West Monroe Street
Suite 4300                                  5/15/97  15,200,000               5/15/97 $15,200,000
Chicago, Il 60606                           10/2/98   8,604,918               10/2/98  $8,604,918
Telecopy:  (312) 422-2424                   7/23/99   4,342,829               7/23/99  $4,342,829
(312) 422-2400                                       ==========                        ==========
                                            subtotal 28,147,747              subtotal $28,147,747               93.3947778%
Attention:  Avy H. Stein
            Daniel M. Gill
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners II,  L.P.
(same as above)
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch, L.P.
(same as above)
-----------------------------------------------------------------------------------------------------------------------------
Hollis W. Rademacher
55 West Monroe                              5/15/97    75,000                 5/15/97     $75,000
Suite 2530                                  10/2/98    42,458                 10/2/98     $42,458
Chicago, IL 60603                           7/23/99    21,428                 7/23/99     $21,428
Telecopy:  (312) 444-9519                            ========                            ========
                                           subtotal   138,887                 subtotal   $138,887                0.4608295%
(312) 444-9369
-----------------------------------------------------------------------------------------------------------------------------
Jason Elkin [FT 1]                          5/15/97   333,334                 5/15/97   $333,334
5784 Lake Forrest Drive                     5/20/98   166,667                 5/20/98   $166,667
Suite 275                                   10/2/98   283,057                 10/2/98   $283,057
Atlanta, GA  30328                          2/19/99   522,037                 2/19/99   $522,037
                                            7/23/99   238,094                 7/23/99   $238,094
                                           subtotal 1,543,189                subtotal $1,543,189                 5.1203312%
-----------------------------------------------------------------------------------------------------------------------------
Joseph D. Gersh
5784 Lake Forrest Drive
Suite 275
Atlanta, GA  30328
-----------------------------------------------------------------------------------------------------------------------------
James Harder
1497 Sandburg Drive
Schaumburg, IL 60173
-----------------------------------------------------------------------------------------------------------------------------
Thomas Gatti
20 Sutton Place South
New York, NY  10026
-----------------------------------------------------------------------------------------------------------------------------
Peter Kauff [FT 2]                          5/20/98   166,666                 5/20/98   $166,666
909 Third Avenue, 9th Fllor                 10/2/98    94,352                 10/2/98    $94,352
New York, NY 10022                          7/23/99    47,619                 7/23/99    $47,619
                                         subtotal     308,636                subtotal   $308,636                 1.0240615%
-----------------------------------------------------------------------------------------------------------------------------
Patrick Doran
4780 Outlook Way
Marietta, Georgia  30066
-----------------------------------------------------------------------------------------------------------------------------
Sergio Zyman
-----------------------------------------------------------------------------------------------------------------------------
Martin Grant [FT 3]
2 Sleepy Hollow
Chappaqua, NY  10514
-----------------------------------------------------------------------------------------------------------------------------
George Giatzis [FT4]
-----------------------------------------------------------------------------------------------------------------------------
Unallocated Pool
-----------------------------------------------------------------------------------------------------------------------------
                       Total                       30,138,459                        $30,138,459                  100.000%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Number of
                                                                    Capital Account with                            Class R
    Name and Address of           Number of Class B Investor       respect to the Class B      % of Class B      Investor Units
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners, L.P.
227 West Monroe Street
Suite 4300
Chicago, Il 60606
Telecopy:  (312) 422-2424
(312) 422-2400
Attention:  Avy H. Stein
            Daniel M. Gill
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners II, L.P.
(same as above)                        8/31/99  13,335,374            8/31/99 $13,335,374
                                                ==========                    ===========
                                      subtotal  13,335,374           subtotal $13,335,374                           88.9025%
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch, L.P.
(same as above)                        8/31/99     673,843             8/31/99   $673,843
                                                ==========                    ===========
                                      subtotal     673,843            subtotal   $673,843                            4.4923%
-----------------------------------------------------------------------------------------------------------------------------
Hollis W. Rademacher
55 West Monroe
Suite 2530
Chicago, IL 60603
Telecopy:  (312) 444-9519              8/31/99      69,124             8/31/99   $69,124                             0.4608%
(312) 444-9369                                  ==========                     =========
                                      subtotal      69,124           subtotal    $69,124
-----------------------------------------------------------------------------------------------------------------------------
Jason Elkin [FT 1]
5784 Lake Forrest Drive
Suite 275
Atlanta, GA  30328                                                                                                     65
                                       8/31/99     768,050             8/31/99   $768,050
                                                ==========                     ==========
                                      subtotal     768,050            subtotal   $768,050          5.1203%
-----------------------------------------------------------------------------------------------------------------------------
Joseph D. Gersh
5784 Lake Forrest Drive                                                                                                35
Suite 275
Atlanta, GA  30328
-----------------------------------------------------------------------------------------------------------------------------
James Harder
1497 Sandburg Drive
Schaumburg, IL 60173
-----------------------------------------------------------------------------------------------------------------------------
Thomas Gatti
20 Sutton Place South
New York, NY  10026
-----------------------------------------------------------------------------------------------------------------------------
Peter Kauff [FT 2]
909 Third Avenue, 9th Fllor
New York, NY 10022                     8/31/99     153,609            8/31/99   $153,609
                                                 =========                     =========
                                      subtotal     153,609           subtotal   $153,609          1.0241%
-----------------------------------------------------------------------------------------------------------------------------
Patrick Doran
4780 Outlook Way
Marietta, Georgia  30066
-----------------------------------------------------------------------------------------------------------------------------
Sergio Zyman
-----------------------------------------------------------------------------------------------------------------------------
Martin Grant [FT 3]
2 Sleepy Hollow
Chappaqua, NY  10514
-----------------------------------------------------------------------------------------------------------------------------
George Giatzis [FT4]
-----------------------------------------------------------------------------------------------------------------------------
Unallocated Pool
-----------------------------------------------------------------------------------------------------------------------------
                       Total                   15,000,000                     15,000,000            100%              100
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                      Capital                             Capital                                  Capital
                                   Account with         Number of         Account       % of       Number       Account with
                                    respect to           Class A        w/r/t Class    Class A    of Class       respect to
    Name and Address of            Class R Mgmt.          Mgmt.            A Mgmt       Mgmt.      B Mgmt       Class A Mgmt
          Members                      Units              Units            Units        Units       Units          Units
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners,  L.P.
227 West Monroe Street
Suite 4300
Chicago, Il 60606
Telecopy:  (312) 422-2424
(312) 422-2400
Attention:  Avy H. Stein
            Daniel M. Gill
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners II, L.P.
(same as above)
-----------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch, L.P.
(same as above)
-----------------------------------------------------------------------------------------------------------------------------
Hollis W. Rademacher
55 West Monroe
Suite 2530
Chicago, IL 60603
Telecopy:  (312) 444-9519
(312) 444-9369
-----------------------------------------------------------------------------------------------------------------------------
Jason Elkin [FT 1]
5784 Lake Forrest Drive
Suite 275                              $65                 1,100            $1,100       55.00%
Atlanta, GA  30328
-----------------------------------------------------------------------------------------------------------------------------
Joseph D. Gersh
5784 Lake Forrest Drive                $35                   100              $100        5.00%
Suite 275
Atlanta, GA  30328
-----------------------------------------------------------------------------------------------------------------------------
James Harder
1497 Sandburg Drive                                                                                  100           $100
Schaumburg, IL 60173
-----------------------------------------------------------------------------------------------------------------------------
Thomas Gatti
20 Sutton Place South                                                                                100           $100
New York, NY  10026
-----------------------------------------------------------------------------------------------------------------------------
Peter Kauff [FT 2]
909 Third Avenue, 9th Fllor                                  100              $100        5.00%
New York, NY 10022
-----------------------------------------------------------------------------------------------------------------------------
Patrick Doran
4780 Outlook Way                                                                                      50            $50
Marietta, Georgia  30066
-----------------------------------------------------------------------------------------------------------------------------
Sergio Zyman                                                                                         200           $200
-----------------------------------------------------------------------------------------------------------------------------
Martin Grant [FT 3]
2 Sleepy Hollow                                             300               $300      15.00%        50            $50
Chappaqua, NY  10514
-----------------------------------------------------------------------------------------------------------------------------
George Giatzis [FT4]                                        200               $200
-----------------------------------------------------------------------------------------------------------------------------
Unallocated Pool                                            200               $200      10.00%
-----------------------------------------------------------------------------------------------------------------------------
                       Total           $100               2,000             $2,000        90%       500            $500
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                         % of
                                        Class B                                Capital Account
    Name and Address of                  Mgmt        Number of Preferred       with respect to       % Preferred    Total Ending
          Members                        Units              Units             Preferred Units            Units     Capital Account
----------------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners, L.P.
227 West Monroe Street
Suite 4300                                           05/15/97   $1,000,000        1,000,000
Chicago, Il 60606                                    10/02/98     $566,113          566,113
Telecopy:  (312) 422-2424                             7/23/99     $285,713          285,713
(312) 422-2400                                       =======================================
                                                                 1,851,826       $1,851,826
                                                                                                         100%       $28,147,747.00
Attention:  Avy H. Stein
            Daniel M. Gill
----------------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners II, L.P.
(same as above)                                       8/31/99      921,590       $44,332.00                         $13,379,706.00
----------------------------------------------------------------------------------------------------------------------------------
Willis Stein & Partners Dutch, L.P.
(same as above)                                       8/31/99      921,590      $877,327.00                          $1,551,170.00
----------------------------------------------------------------------------------------------------------------------------------
Hollis W. Rademacher
55 West Monroe
Suite 2530
Chicago, IL 60603
Telecopy:  (312) 444-9519                                                                                                $138,887
(312) 444-9369
----------------------------------------------------------------------------------------------------------------------------------
Jason Elkin [FT 1]
5784 Lake Forrest Drive
Suite 275
Atlanta, GA  30328                                                                                                     $2,311,239

----------------------------------------------------------------------------------------------------------------------------------
Joseph D. Gersh
5784 Lake Forrest Drive
Suite 275
Atlanta, GA  30328
----------------------------------------------------------------------------------------------------------------------------------
James Harder
1497 Sandburg Drive                 20.00%
Schaumburg, IL 60173
----------------------------------------------------------------------------------------------------------------------------------
Thomas Gatti
20 Sutton Place South               20.00%
New York, NY  10026
----------------------------------------------------------------------------------------------------------------------------------
Peter Kauff [FT 2]
909 Third Avenue, 9th Fllor
New York, NY 10022
                                                                                                                          $462,245
----------------------------------------------------------------------------------------------------------------------------------
Patrick Doran
4780 Outlook Way                    10.00%
Marietta, Georgia  30066
----------------------------------------------------------------------------------------------------------------------------------
Sergio Zyman                        40.00%
----------------------------------------------------------------------------------------------------------------------------------
Martin Grant [FT 3]
2 Sleepy Hollow                     10.00%
Chappaqua, NY  10514
----------------------------------------------------------------------------------------------------------------------------------
George Giatzis [FT4]
----------------------------------------------------------------------------------------------------------------------------------
Unallocated Pool
----------------------------------------------------------------------------------------------------------------------------------
                       Total          100%             2,773,485                 $2,773,485             100%           $45,990,994
----------------------------------------------------------------------------------------------------------------------------------


FT 1 The Investor Units owned by Jason Elkin are subject to a Pledge Agreement to secure payment of promissory notes issued by Jason on May 12, 1997 in the principal amount of $333,333.4, May 20, 1998 in the principal amount of $180,834, October 2, 1998 in the principal amount of $238,057, March 1, 1999 in the principal amount of $581,281.75, July 23, 1999 in the principal amount of $238,092 and on August 31, 1999 in the principal amount of $768,045, all for an aggregate amount of $2,384,643. The difference between this aggregate balance and the related Units shown above is due to the capitalization of interest into principal related to transfers of units but not included as a Capital Contribution pursuant to the terms of this Agreement.

FT 2 The Investor Units owned by Peter Kauff are subject to a Pledge Agreement to secure payment of promissory notes issued by Jason on May 20, 1998 in the principal amount of $180,834, May 20, 1998 in the principal amount of $94,352, July 23, 1999 in the principal amount of $47,620, and August 31, 1999 in the principal amount of $153,615, all for an aggregate amount of $476,421. The difference between this aggregate balance and the number of Units shown above is due to the capitalization of capitalization of interest into principal related to transfers of units but not included as a Capital Contribution pursuant to the terms of this Agreement.

FT 3 Martin Grant has an Option to purchase Class A Investor Units from J. Elkin in an amount equal to .5% of total Class A Investor Units.

FT 4 George Giatzis is no longer an employee of the Company, but as of the date hereof, the Company has not finalized the repurchase of his 200 Class A Management Units. Upon completion of such repurchase and at such time as the repurchase price is not in dispute, the 200 Class A Management Units will be allocated to the Pool.

                                       40